UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Triple-S Management Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEVENTH

ANNUAL MEETING OF SHAREHOLDERS

SUNDAY, APRIL 24, 2005

March 24, 2005

INVITATION TO THE

ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholders:

The Board of Directors invites you to the Annual Meeting of Shareholders of Triple-S Management Corporation (“Triple-S Management”), which will be held on Sunday, April 24, 2005 at 9:00 am in the Ponce de León Rooms A, B, and C of the Condado Plaza Hotel, at 999 Ashford Avenue in San Juan, Puerto Rico.

It is very important that you attend and personally exercise your right to vote at the Annual Meeting. However, if you cannot attend, we urge you to sign, date, and return the Proxy Form solicited by the Board of Directors of Triple-S Management. You may send the enclosed Proxy Form to the attention of Dr. Jesús R. Sánchez-Colón, Secretary of the Board of Directors, at the following faxes or addresses:

Fax:
(787) 749-4191 or (787) 706-4023

In Person or By Messenger:
Office of the Secretary of the Board of Directors
Triple-S Management Corporation Principal Office Building
1441 FD Roosevelt Avenue, Sixth Floor
San Juan, Puerto Rico 00920

By Mail:
Office of the Secretary of the Board of Directors
Triple-S Management Corporation
PO Box 363628
San Juan, Puerto Rico 00936-3628

Shareholders may personally register their Proxies at the Office of the Secretary of the Board of Directors of Triple-S Management, before the day set for the Annual Meeting and during Triple-S Management’s office hours, Monday through Friday from eight o’clock in the morning (8:00 am) to four-thirty in the afternoon (4:30 pm), except Saturdays, Sundays, and holidays.

Shareholders will also have the opportunity to personally register their Proxies in the Panamá Room at the Condado Plaza Hotel in San Juan, Puerto Rico, on Saturday, April 23, 2005, from one o’clock (1:00 pm) until five o’clock in the afternoon (5:00 pm).

Those shareholders who do not register their Proxies before the day the Annual Meeting takes place, will be able to register them on Sunday, April 24, 2005, from seven-thirty in the morning (7:30 am).

In order to accelerate the process of computerized registration, we enclose the Proxy Form solicited by the Board of Directors, printed with the name and the amount of shares registered for each shareholder. We are sure that this will contribute to the success of the proxy registration process.

The Board of Directors is counting on your participation. Your vote is important!

Sincerely,

Fernando J. Ysern-Borrás, MD
Chairman of the Board of Directors

NOTICE FOR THE

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SUNDAY, APRIL 24, 2005

To the Shareholders of Triple-S Management:

Pursuant to Articles 5-1 and 5-3 of the By-laws of Triple-S Management, the Board of Directors invites you to attend the Annual Meeting of Shareholders to be held on Sunday, April 24, 2005 at 9:00 am in the Ponce de León Rooms A, B, and C of the Condado Plaza Hotel, at 999 Ashford Avenue in San Juan, Puerto Rico.

The Annual Meeting will take place in order to consider and vote on the following matters:

Matters to Be Acted Upon

•	The election of five (5) nominees to serve as members of the Board of Directors for a term of three (3) years.

Board of Directors’ Proposals

•	Resolution Number 1

Resolution Number 1 is presented by the Board of Directors of Triple-S Management to amend Article 5-1 of the By-laws of Triple-S Management to establish that the Annual Meeting of Shareholders may take place on the last Sunday of the month of April of each year, or, as an exception, at such other date which is closest to the last Sunday of the month of April as determined by the Board due to any legal requirement applicable to Triple-S Management.

•	Resolution Number 2

Resolution Number 2 is presented by the Board of Directors of Triple-S Management to amend Article 9-1 of the By-laws of Triple-S Management to harmonize its language with the Articles of Incorporation regarding the amount of issued and outstanding common shares with the right to vote required in order to approve certain amendments to the By-laws.

•	Resolution Number 3

Currently, the Articles of Incorporation and By-laws provide that a shareholder of Triple-S Management may only transfer his/her common shares to his/her descendants who are physicians or dentists, if such descendant complies with the twenty-one (21) common shares limit per person.

Resolution Number 3 is presented by the Board of Directors of Triple-S Management to amend Article Eighth of the Articles of Incorporation and Articles 4-2 and 4-3 of the By-laws of Triple-S Management to allow the transfer to any physician or dentist of one or more common shares of a shareholder, during his/her lifetime or upon his/her death, if no kind of payment, service, obligation, or other inducement has been or will be provided or rendered, and if said physician or dentist complies with the twenty-one (21) common shares limit requirement.

•	Resolution Number 4

Resolution Number 4 is presented by the Board of Directors of Triple-S Management to amend and renumber Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, and Thirteenth of the Articles of Incorporation of Triple-S Management to establish that the authorized capital of Triple-S Management will be divided into two classes of common shares: (1) Voting Common Shares, which are the common shares authorized by Triple-S Management since its origins, in other words, the existing common shares, and (2) Non-Voting Common Shares, which are not available for purchase, since they will only be issued so that one or more of the voting common shares of a shareholder may be exchanged, upon his/her death, for an equal amount of non-voting common shares for the benefit of his/her heirs or surviving spouse when they are not physicians or dentists, subject to, among other requirements to be complied with, the twenty-one (21) common shares per person limit. In addition, this Resolution will include the revisions of some provisions in order to improve or correct the text or language of the Articles of Incorporation.

•	Resolution Number 5

Resolution Number 5 is presented by the Board of Directors of Triple-S Management to amend Chapters 1, 2, 3, 4, 5, 6, 7, 8, 9, and 10 of the By-laws of Triple-S Management to establish that the authorized capital of Triple-S Management will be divided into two classes of common shares: (1) Voting Common Shares, which are the common shares authorized by Triple-S Management since its origins, in other words, the existing common shares, and (2) Non-Voting Common Shares, which are not available for purchase, since they will only be issued so that one or more of the voting common shares of a shareholder may be exchanged, upon his/her death, for an equal amount of non-voting common shares for the benefit of his/her heirs or surviving spouse when they are not physicians or dentists, subject to, among other requirements to be complied with, the twenty-one (21) common shares per person limit. In addition, this Resolution will include the revisions of some provisions in order to improve or correct the text or language of the By-laws.

Shareholder’s Proposals

•	Resolution Number 6

Resolution Number 6 is presented by Leslie H. López Vélez, DDS, shareholder of Triple-S Management, to amend Articles Sixth, Seventh, and Thirteenth of the Articles of Incorporation and Articles 4-1 and 9-1 of the By-laws of Triple-S Management in order to reduce from three-fourths (3/4) to two-thirds (2/3) the amount of issued and outstanding common shares with the right to vote required to approve certain amendments to Article Sixth of the Articles of Incorporation and Article 4-1 of the By-laws.

The Board of Directors has set March 15, 2005 as the date to determine which shareholders have the right to receive notice of and vote at the Annual Meeting on April 24, 2005.

The Proposals are described in the accompanying Proxy Statement. We encourage you to read them before voting. The Board of Directors has carefully considered each of the Proposals and recommends that you vote In Favor of the candidates nominated for the Election of Directors and Resolutions Number 1, 2, 3, 4, 5, and 6.

San Juan, Puerto Rico	By Order of the Board of Directors
March 24, 2005

Fernando J. Ysern-Borrás, MD	Jesús R. Sánchez-Colón, DMD
Chairman of the Board of Directors	Secretary of the Board of Directors

We cordially invite you to attend the Annual Meeting.
It is important that your shares be present or represented, regardless of the amount that you own.
Even if you are considering attending the Annual Meeting, we urge you to promptly complete, sign, date, and return the enclosed Proxy Form solicited by the Board of Directors.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SUNDAY, APRIL 24, 2005

To the Shareholders of Triple-S Management:

This Proxy Statement is furnished to the Shareholders of Triple-S Management Corporation (“Triple-S Management”) in connection with the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Sunday, April 24, 2005 at 9:00 am in the Ponce de León Rooms A, B, and C of the Condado Plaza Hotel, at 999 Ashford Avenue in San Juan, Puerto Rico, or any postponement, recess, suspension, or adjournment of said Annual Meeting.

The Board of Directors of Triple-S Management solicits your proxy for the Annual Meeting. We urge you to sign, date, and return the enclosed Proxy Form. The shareholders may send the Proxy Form to the following faxes or addresses:

FAX:
(787) 749-4191 or (787) 706-4023

IN PERSON OR BY MESSENGER:
Office of the Secretary of the Board of Directors
Triple-S Management Corporation Principal Office Building
1441 FD Roosevelt Avenue, Sixth Floor
San Juan, Puerto Rico 00920

BY MAIL:
Office of the Secretary of the Board of Directors
Triple-S Management Corporation
PO Box 363628
San Juan, Puerto Rico 00936-3628

ATTENTION:
Jesús R. Sánchez-Colón, DMD
Secretary of the Board of Directors

The members of the Board of Directors, designated as proxy holders in the Proxy Form, any one of them or their substitutes, will have the power and authority to vote the shares of the shareholder that grants the proxy to the Board of Directors. The Board of Directors will have the right to act and vote as if the shareholder would be present at the Annual Meeting, or any postponement, recess, suspension, or adjournment of said Annual Meeting.

The Proxy Form will not be valid unless the shareholder signs it and Triple-S Management receives it on time to be voted at the Annual Meeting, or at any postponement, recess, suspension, or adjournment of the same. The proxy being solicited may only be voted at the Annual Meeting of Shareholders to be held on April 24, 2005, or at any postponement, recess, suspension, or adjournment of said Annual Meeting.

The Board of Directors pledges to vote the shares represented in every proxy granted to the Board of Directors by any shareholder. The vote will be exercised pursuant to the instructions received from the shareholder granting the proxy if the shareholder indicates in said proxy whether he/she chooses to approve, disapprove, or abstain from the matters that will be under consideration at the Annual Meeting. If the shareholder does not indicate whether he/she chooses to approve, disapprove, or abstain from the matters that will be under consideration at the Annual Meeting, the Board of Directors will vote In Favor of the candidates nominated for the Election of Directors and In Favor of Resolution Number 1, 2, 3, 4, 5, and 6 (the proposals).

The Board of Directors is not aware of any other business that may come before the Annual Meeting, other than the matters indicated in this Proxy Statement. However, the Board of Directors hereby notifies shareholders that if the amount of issued and outstanding shares required to consider and vote for any of the proposals are not registered at the Annual Meeting on April 24, 2005, it intends to request an adjournment of the meeting, only in respect to such proposals, in order to solicit additional proxies in favor of them. In such event, shareholders will consider and vote only for those proposals (including the election of five (5) nominees to serve as members of the Board of Directors) for which the minimum amount of issued and outstanding shares that are required for their consideration are registered on the date of the Annual Meeting. After the voting of the proposals takes place and the results of the vote are announced to the shareholders, the Board of Directors will proceed to request the adjournment of the Annual Meeting.

In the event the shareholders approve the adjournment of the Annual Meeting, the Board of Directors will convene the adjourned Annual Meeting at a later date, and shareholders may, on such date, consider and vote on any of the remaining proposals contained in this Proxy Statement.

The Board of Directors informs you that if any matter, other than those indicated above, should come before the Annual Meeting, or any postponement, recess, suspension, or adjournment of the same, Proxies solicited hereby will be voted according to the best judgment of the Board of Directors.

The Board of Directors urges shareholders to complete the Proxy Form attached hereto. However, the Puerto Rico General Corporations Law of 1995, as amended, affords every shareholder of a corporation organized under said statute the right to be represented at a shareholders’ meeting by completing any document (proxy), if and when said document (proxy) complies with the requirements set forth in said law.

If a shareholder signs a Proxy Form without expressly designating the name of the proxy holder and sends it to Triple-S Management, said proxy will be considered as being granted in favor of the Board of Directors. These Proxies will be voted at the Annual Meeting as indicated in this Proxy Statement.

MAILING DATE

On March 24, 2005, the Board of Directors of Triple-S Management will send this Proxy Statement, the Notice for the Annual Meeting of Shareholders, and the Proxy Form solicited by the Board of Directors to the Shareholders entitled to vote at the Annual Meeting.

RECORD DATE

The Board of Directors has set March 15, 2005 as the date to determine which shareholders have the right to receive the Notice of the Annual Meeting of Shareholders and vote at the same.

SOLICITATION OF PROXIES

The Board of Directors of Triple-S Management will conduct the solicitation of proxies. The solicitation of proxies will take place pursuant to the applicable requirements established in the Articles of Incorporation and By-laws of Triple-S Management, as well as the applicable provisions of the Puerto Rico General Corporations Law of 1995, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

As of the mailing date of this Proxy Statement, no Director has given written notice to the Board of Directors that such Director intends to oppose any action taken or to be taken by the Board.

METHOD OF SOLICITATION

In addition to soliciting proxies by mail, the Board of Directors of Triple-S Management may solicit proxies in person, by phone, by fax, or by any other means of communication.

The Board of Directors may also solicit proxies through employees or persons hired to do such work. These persons may visit the shareholders in order to collect the proxies and send them to the Office of the Secretary of the Board of Directors. If a shareholder has not received the Notice for the Annual Meeting of Shareholders, the Proxy Statement or any other document, these persons will give copies of said documents to such shareholders, will briefly explain the contents of the documents, and will urge the shareholder to vote In Favor of the candidates nominated for the Election of Directors and Resolution Number 1, 2, 3, 4, 5, and 6.

Triple-S Management will pay the cost of the solicitation of proxies, which it estimates to be approximately Seventy-Five Thousand Dollars ($75,000).

REVOCABILITY OF PROXIES

Ordinarily, the shareholders have the right to revoke a proxy at any time before it is voted. Any shareholder may revoke his/her proxy by giving written notice to the Secretary of the Board of Directors.

The notice to revoke the proxy may be delivered in person or by messenger to the following address: Office of the Secretary of the Board of Directors, Triple-S Management Corporation Principal Office Building, 1441 FD Roosevelt Avenue, Sixth Floor, San Juan, Puerto Rico 00920. The shareholder may also send the notice to revoke the proxy by fax at (787) 749-4191 or (787) 706-4023, or by mail at the Office of the Secretary of the Board of Directors, Triple-S Management Corporation, PO Box 363628, San Juan, Puerto Rico 00936-3628.

Any shareholder who has revoked a proxy and attends the Annual Meeting or any postponement, recess, suspension, or adjournment of said Annual Meeting may vote in person if he/she registers to vote at or before the Annual Meeting or any postponement, recess, suspension, or adjournment of said Annual Meeting. In addition, if a Shareholder attends and registers to vote at the Annual Meeting, the proxy granted to the Board of Directors will be revoked, and the Shareholder will be able to vote his/her shares in person.

A proxy granted at a later date, will revoke a proxy granted at an earlier date.

SOLICITATIONS INDEPENDENT FROM THE
SOLICITATION OF THE BOARD OF DIRECTORS

The Board of Directors informs the shareholders that if they wish to conduct a proxy solicitation independent from the solicitation being conducted by the Board of Directors through this Proxy Statement and the Proxy Form, they must comply with the requirements set forth in the Articles of Incorporation and By-laws of Triple-S Management, the Puerto Rico General Corporations Law of 1995, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

ISSUED AND OUTSTANDING SHARES

The only outstanding voting securities of Triple-S Management are shares of its Common Stock, with a par value of Forty Dollars ($40) per share.

As of March 15, 2005, there were 8,904 issued and outstanding shares of Voting Common Stock.

SHAREHOLDERS’ RIGHT TO VOTE

At the Annual Meeting, each shareholder will be entitled to as many votes as the amount of shares that are registered under his/her name in the corporate books of Triple-S Management.

The right to vote at the Annual Meeting may be exercised in person or by proxy. No proxy will be valid unless it is issued with the shareholder’s signature and is received in time to be voted at the Annual Meeting, or any postponement, recess, suspension, or adjournment of the same.

The Articles of Incorporation and By-laws of Triple-S Management expressly prohibit cumulative voting.

QUORUM

Pursuant to Article 5-5 of the By-laws, a majority of the issued and outstanding shares at the time the Annual Meeting is set to begin will constitute a quorum. In terms of the percentage of issued and outstanding shares, this means that at 9:00 am, fifty percent plus one share (50% + 1) of the issued and outstanding voting shares must be present at the Annual Meeting to constitute a quorum.

As of March 15, 2005, Triple-S Management had 8,904 issued and outstanding shares. Therefore, at 9:00 am, 4,453 issued and outstanding shares registered to vote at the Annual Meeting will constitute a quorum.

The By-laws also provide that if at the time set in the Notice for the Annual Meeting of Shareholders to begin the Annual Meeting (9:00 am) a quorum is not present, there will be a thirty-minute recess (until 9:30 am). At the end of the thirty minutes, one-third (1/3) of the issued and outstanding shares that are registered to vote at the Annual Meeting will constitute a quorum. Therefore, at 9:30 am 2,968 issued and outstanding shares that are registered to vote at the Annual Meeting will constitute a quorum.

Article 5-5 of the By-laws provides that if a quorum is not present at that time, the Annual Meeting will be scheduled thirty (30) days hence. At this second Notice for the Annual Meeting, one-third (1/3) of the issued and outstanding shares registered to vote at the Annual Meeting will constitute a quorum. If a quorum is not present at this meeting, the Board of Directors may scheduled as many meetings as necessary until the requirement of a quorum of one-third (1/3) of the issued and outstanding shares registered to vote at the Annual Meeting, is met.

PRINCIPAL HOLDERS OF THE SHARES

As of March 15, 2005 there is no entity or entities which, by itself or as a group, as these terms are defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, are beneficial owners of five percent (5%) or more of the shares of common stock of Triple-S Management.

The following table shows the total amount of shares beneficially owned by the Directors and Executive Officers of Triple-S Management and its Subsidiaries (the “Corporation”), as individuals, as well as the total number of shares beneficially owned by all of the Directors and the Executive Officers of the Corporation as a group.

Name of Directors of Triple-S Management	Shares	Percentage
Fernando J. Ysern-Borrás, MD	1	*
Valeriano Alicea-Cruz, MD	2	*
José Arturo Álvarez-Gallardo+	1	*
Mario S Belaval†	1	*
Arturo R. Córdova-López, MD	1	*
Carmen Ana Culpeper-Ramírez†	1	*
Porfirio E. Díaz-Torres, MD	3	*
Manuel Figueroa-Collazo, PE, PhD†	1	*
Vicente J. León-Irizarry, CPA†	1	*
Fernando L. Longo-Rodríguez, MD	2	*
Wilfredo López-Hernández, MD	2	*
Manuel A. Marcial-Seoane, MD	2	*
Miguel Nazario-Franco†	1	*
Juan E. Rodríguez-Díaz, Esq. †	1	*
Wilmer Rodríguez-Silva, MD	15	*
Ramón M. Ruiz-Comas, CPA#	1	*
Jesús R. Sánchez-Colón, DMD	1	*
Adamina Soto-Martínez, CPA†	1	*
Manuel Suárez-Méndez, PE†	1	*

Name of Nominee for Member of the Board of
Directors of Triple-S Management	Shares	Percentage
José Hawayek-Alemañy, MD §	10	*

*	Less than 1%.

+	These persons are Directors representing the community and have received one share of common stock in order to comply with the requirement established in the By-laws which provides that the Directors must be Shareholders.

††	CPA Ramón M. Ruiz-Comas is the President and Chief Executive Officer (CEO). Pursuant to the provisions of the Articles of Incorporation and By-laws, the President of Triple-S Management must be a member of the Board of Directors as long as such person is serving as President. Therefore, the President of Triple-S Management is a Director representing the community and has received one share of common stock (less than 1%).

§	Nominee for member of the Board of Directors of Triple-S Management.

Name of the Executive Officers of the Corporation	Shares	Percentage
Ramón M. Ruiz-Comas, CPA**++	1	**
Héctor R. Ramos-Díaz, Esq.††	0	0
Juan José Román-Jiménez, CPA††	0	0
Socorro Rivas-Rodríguez, CPA	0	0
Alejandro E. Franco-Linares, MD	4	‡‡
Luis A. Marini-Mir, DMD	1	‡‡
Roberto O. Morales-Tirado, Esq.	0	0
Eva G. Salgado-Micheo	0	0
Carlos D. Torres-Díaz	0	0

Total shares of Triple-S Management owned by the Directors, the Nominee for Member of the Board of Directors, and the Executive Officers of the Corporation.	54	‡‡

**	CPA Ramón M. Ruiz-Comas is the President and Chief Executive Officer (CEO) of Triple-S Management. Pursuant to the provisions of the Articles of Incorporation and By-laws, the President of Triple-S Management must be a member of the Board of Directors as long as such person is serving as President. Therefore, the President of Triple-S Management is a Director representing the community and has received one share of common stock (less than 1%).

††	Executive Officers of Triple-S Management.

††	Less than 1%.

MATTERS TO BE ACTED UPON

ELECTION OF DIRECTORS

Board of Directors

The Articles of Incorporation and By-laws state that the Board of Directors shall consist of nineteen persons, ten of which must be representatives of the community, as such term is defined by the Blue Cross and Blue Shield Association (BCBSA). The other nine Directors must be physicians or dentists.

Directors Whose Terms Will Expire in 2007

1. Mario S Belaval

2. Carmen Ana Culpeper-Ramírez

3. Manuel Figueroa-Collazo, PE, PhD

4. Miguel Nazario-Franco

5. Juan E. Rodríguez-Díaz, Esq.

6. Ramón M. Ruiz-Comas, CPA

7. Manuel Suárez-Méndez, PE

8. Fernando J. Ysern-Borrás, MD

Directors Whose Terms Will Expire in 2006

1. Valeriano Alicea-Cruz, MD

2. José Arturo Álvarez-Gallardo

3. Porfirio E. Díaz-Torres, MD

4. Vicente J. León-Irizarry, CPA

5. Fernando L. Longo-Rodríguez, MD

6. Jesús R. Sánchez-Colón, DMD

Nominees for Election as Directors in 2005

At the Annual Meeting, five (5) Directors will be elected by ballot, each to serve a term of three years until April 2008.

Of the five Directors whose terms expire, four are physicians (Dr. Arturo R. Córdova-López, Dr. Wilfredo López-Hernández, Dr. Manuel A. Marcial-Seoane, and Dr. Wilmer Rodríguez-Silva) and one is a representative of the community (CPA Adamina Soto-Martínez).

As a requirement of the BCBSA, of which Triple-S Management and Triple-S, Inc. are members, those directors representing the community cannot be physicians or dentists, nor service providers, employees, or members of the Board of Directors of any participant or health care services provider.

The Nominations Committee of the Board of Directors of Triple-S Management met and evaluated all recommended candidates for the position of Director. After their evaluation, the Committee submitted a report to the Board of Directors, who recommends the following nominees for election:

•	Four nominees to be Directors as physicians or dentists

1. Arturo R. Córdova-López, MD

2. José Hawayek-Alemañy, MD

3. Wilfredo López-Hernández, MD

4. Wilmer Rodríguez-Silva, MD

•	One nominee to be Director as representative of the community

1. Adamina Soto-Martínez, CPA

Dr. Arturo R. Córdova-López, Dr. Wilfredo López-Hernández, Dr. Wilmer Rodríguez-Silva, and CPA Adamina Soto-Martínez currently serve as members of the Board of Directors. Their contribution and experience as members of the Board of Triple-S Management are important for the continuity of the work accomplished at the Board. They have not served for more than nine years, nor have they been elected more than three times. Because of the abovementioned facts, the Board of Directors nominates these Directors for reelection.

For a detailed explanation of Tenure Requirements, please refer to “Tenure of Directors” below.

The Board of Directors has nominated Dr. José Hawayek-Alemañy. This nominee would substitute Dr. Manuel A. Marcial-Seoane, who for personal reasons, has declined to be considered for an additional term on the Board of Directors.

The Board of Directors understands that all of the nominees may be elected as directors and may each serve for a term of three years since they comply with all the requirements for such position.

The persons named as proxy holders in the Proxy Form attached hereto, or any substitute proxy holder, must vote the Proxies pursuant to the instructions received from the shareholder granting the proxy. If a shareholder does not indicate any choice of vote with regards to the Election of Directors, the Board of Directors will vote in favor of the five nominees recommended for election in this Proxy Statement.

If for any reason, not known at this time, any of the nominees was not available for election, the proxy solicited hereby confers discretionary authority on the Board of Directors to vote the proxy with respect to the election of another person as director in substitution of any nominee that is not available for election. In such event, proxies will be voted according to the best judgment of the Board of Directors.

Vote and Recommendation

The Directors will be elected by a majority of the affirmative votes of the issued and outstanding voting shares that are present or represented by proxy at the Annual Meeting, pursuant to Section “A” of Article 7-1 of the By-laws of Triple-S Management and Article 7.06(C) of the General Corporations Law of 1995, as amended.

The Board of Directors recommends that you vote In Favor of the election of each of its nominees to the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

The business and affairs of Triple-S Management are governed by its Board of Directors, which in accordance with its Articles of Incorporation and By-laws, currently, consists of nineteen Directors.

Directors are elected on a staggered basis every three years at the Annual Meeting of Shareholders. The last election of Directors was held on April 25, 2004.

The Board of Directors may appoint new Directors to fill vacancies that occur when a Director cannot continue serving on the Board of Directors for any reason. Any such new Director will serve for the remainder of the term of the Director being substituted. On December 6, 2004, the Board of Directors appointed Mr. Juan E. Rodríguez-Díaz, Esq., to serve as director and fill the vacancy left by Mr. José Davison-Lampón, Esq., who passed away on September 14, 2004. Mr. Rodríguez-Díaz is considered a member of the Board representing the community, as was Mr. Davison-Lampón.

Triple-S Management’s President and Chief Executive Officer (CEO) is appointed by the Board of Directors and holds the office at the Board’s discretion.

Scheduled meetings of Triple-S Management’s Board of Directors are held at least once a month. Special Board meetings are held when convened by the Chairman of the Board, or by at least five Board members.

Listed below are Triple-S Management’s current Directors and Executive Officers:

Triple-S Management Corporation

Name	Age	Office

Board of Directors

Fernando J. Ysern-Borrás, MD	49	Director, Chairman of the Board
Valeriano Alicea-Cruz, MD	59	Director
José Arturo Álvarez-Gallardo	62	Director
Mario S Belaval	66	Director
Arturo R. Córdova-López, MD	61	Director, Assistant Secretary
Carmen Ana Culpeper-Ramírez	59	Director
Porfirio E. Díaz-Torres, MD	63	Director
Manuel Figueroa-Collazo, PE, PhD	53	Director
Vicente J. León-Irizarry, CPA	66	Director, Treasurer
Fernando L. Longo-Rodríguez, MD	65	Director
Wilfredo López-Hernández, MD	61	Director
Manuel A. Marcial-Seoane, MD	50	Director
Miguel Nazario-Franco	58	Director
Juan E. Rodríguez-Díaz, Esq.	63	Director
Wilmer Rodríguez-Silva, MD	51	Director, Vice-Chairman
Ramón M. Ruiz-Comas, CPA	48	Director, President and CEO
Jesús R. Sánchez-Colón, DMD	49	Director, Secretary
Adamina Soto-Martínez, CPA	57	Director, Assistant Treasurer
Manuel Suárez-Méndez, PE	59	Director

Executive Officers

Ramón M. Ruiz-Comas, CPA	48	President and CEO
Héctor R. Ramos-Díaz, Esq.	57	Senior Vice-President for Corporate Affairs
Juan José Román-Jiménez, CPA	40	Finance Vice-President and Chief Financial Officer

Triple-S Management is a holding company that conducts its business through its wholly-owned subsidiary corporations: Triple-S, Inc., Seguros de Vida Triple-S, Inc., Seguros Triple-S, Inc., Interactive Systems, Inc., and Triple-C, Inc.

Listed below is certain biographical information of the Directors of Triple-S Management showing their experience in the last five (5) years.

Fernando J. Ysern-Borrás, MD

•	He is currently the Chairman of the Boards of Directors of Triple-S Management and Triple-S, Inc.

•	Since 1998 and 1999, he serves on the Boards of Directors of Triple-S, Inc. and Triple-S Management, respectively.

•	Doctor Ysern-Borrás also serves on the Boards of Directors of Seguros de Vida Triple-S, Inc., Seguros Triple-S, Inc., Interactive Systems, Inc., Triple-C, Inc., Smart Solutions Insurance Agency Corp. (a wholly owned subsidiary of Seguros de Vida Triple-S, Inc.), and Signature Insurance Agency, Inc. (a wholly-owned subsidiary of Seguros Triple-S, Inc.).

•	Since 1986, he has worked in Grupo Pediátrico of Caguas, Puerto Rico.

•	He has worked in several hospitals and has been Director of the Pediatric Department in the Inter-American Hospital of Advanced Medicine.

•	He has held positions as Assistant Professor at the University of Puerto Rico, School of Medicine, the San Juan Bautista School of Medicine, and Adolescent Medicine Fellowship Director at the Caguas Regional Hospital.

•	He was President of the Health and Social Welfare Commission while he served as member of the Municipal Assembly of Caguas.

•	He is member of the Puerto Rico Medical Association and the American Academy of Pediatrics.

•	Doctor Ysern-Borrás holds an MD degree from the University of Puerto Rico, School of Medicine.

•	He has a specialty degree in Pediatrics from the University Pediatrics Hospital in Río Piedras, Puerto Rico, and a subspecialty in Adolescent Medicine.

•	He is also Board Certified in Pediatrics.

Valeriano Alicea-Cruz, MD

•	Since 2000, he serves on the Boards of Directors of Triple-S Management and of Triple-S, Inc.

•	Currently, he is the Chairman of the Board of Directors of Interactive Systems, Inc.

•	He is also Secretary of the Board of Directors of Seguros de Vida Triple-S, Inc., and Vice-Chairman of the Board of Directors of Smart Solutions Insurance Agency Corp., (a wholly-owned subsidiary of Seguros de Vida Triple-S, Inc.).

•	He is an Ophthalmologist with a private practice since 1975, and has offices in two municipalities of Puerto Rico.

•	He was President of the Puerto Rico Medical Association.

•	He has served on the Medical Board of the Department of Transportation and Public Works, the Boards of Directors of Ojos, Inc., the Puerto Rico Medical Association, the American Academy of Ophthalmology, and the Puerto Rican Society of Ophthalmology.

•	He is a member of the American Academy of Ophthalmology, the Society of Physicians graduated from the University of Puerto Rico and the Pan-American Association of Ophthalmology.

•	Doctor Alicea-Cruz holds a BS degree from the University of Puerto Rico, an MD degree from the University of Puerto Rico, School of Medicine, and a Postgraduate Degree in Ophthalmology from the Puerto Rico Medical Center and Affiliate Hospitals.

José Arturo Álvarez-Gallardo

•	Since 2000, he serves on the Boards of Directors of Triple-S Management and Triple-S, Inc.

•	He is currently Treasurer of the Board of Directors of Interactive Systems, Inc.

•	Since 1964, Mr. Álvarez-Gallardo has served in various positions with Méndez & Co., Inc., where he is the President since 1998.

•	He has served on the Boards of Directors of Méndez & Co., Inc., Bamco Products Corporation, International Shipping Agency, Menaco Corporation, and Méndez Realty, Inc.

•	Mr. Álvarez-Gallardo holds a BBA degree in Business Administration from Iona College.

Mario S Belaval

•	Since 1998 and 1999, he serves on the Boards of Directors of Triple-S, Inc. and Triple-S Management, respectively.

•	He serves on the Board of Directors of Seguros de Vida Triple-S, Inc.

•	Since 2002, he is a consultant of Miradero Capital Partners.

•	He was a consultant of the Economic Development Bank of Puerto Rico from February 1997 to February 2001.

•	He was Chairman of the Board of Directors of Bacardí Corporation from December 1996 to December 2001.

•	Mr. Belaval has served as director of the Puerto Rico Investors Tax-Free Family of Funds since March, 1995, of the Tax Free Puerto Rico Family of Funds since February, 2001, and of UBS IRA Select Growth and Income Puerto Rico Fund since April, 1998.

•	Mr. Belaval holds a BS degree in Economics from Franklin and Marshall College in Pennsylvania.

Arturo R. Córdova-López, MD

•	Since 1999, he is Assistant Secretary of the Boards of Directors of Triple-S Management and Triple-S, Inc.

•	He currently is Secretary of the Board of Directors of Seguros Triple-S, Inc. and Director and Vice-Chairman of the Board of Directors of Signature Insurance Agency, Inc. (a wholly-owned subsidiary of Seguros Triple-S, Inc.).

•	In addition, doctor Córdova-López is an Adhonorem Associate Professor of Medicine at the University of Puerto Rico, School of Medicine, since 1986.

•	Doctor Córdova-López has served as a Staff Pneumologist and Critical Care Consultant at Pavía Hospital since 1990.

•	He is member of the American Thoracic Society, the American College of Physicians, the American Lung Association, the College of Physicians and Surgeons of Puerto Rico, and the American College of Chest Physicians (ACCP), where he is the immediate past Governor for Puerto Rico for the ACCP.

•	He holds a BS degree in Electrical Engineering from the University of Puerto Rico, an MD degree from the same institution, and a MS degree in Epidemiology from the Harvard University School of Public Health.

•	He is Board Certified in internal medicine, pulmonary diseases, and critical care and managed care medicine.

Carmen Ana Culpeper-Ramírez

•	She currently serves on the Boards of Directors of Triple-S Management, Triple-S, Inc., Interactive Systems, Inc., and Seguros de Vida Triple-S, Inc.

•	Since April 2004, she is the Director of the Small Business Administration (SBA) for the Puerto Rico and U. S. Virgin Islands District.

•	From 2000 to March 2004, she was President and Chief Executive Officer of C. Culpeper & Associates, a management consulting business, which offers organizational development, project and financial management services.

•	She serves as member of the Boards of Directors of Levitt Homes, Inc. and Intech de Puerto Rico.

•	Previous to being appointed to the Small Business Administration, she served as Chairman of the Board of the San Juan Human Capital Development Board.

•	Ms. Culpeper-Ramírez has served as member of the Board of Directors of Banco Santander Puerto Rico and Centennial Communications Corporation.

•	Ms. Culpeper-Ramírez worked for two years (from 1997 to 1999) as President of the Puerto Rico Telephone Company, the tenth largest telephone company in the United States, and was responsible for its sale to GTE/Verizon.

•	She also served as President of the Puerto Rico Chamber of Commerce (for the term 1999 to 2000).

•	She holds a BBA in Finance from the University of Puerto Rico and an MBA from the University of Pennsylvania, Wharton School of Business (International Business).

Porfirio E. Díaz-Torres, MD

•	Since 2000, he serves on the Boards of Directors of Triple-S Management and Triple-S, Inc.

•	He is currently Chairman of the Boards of Directors of Seguros de Vida Triple-S, Inc. and Smart Solutions Insurance Agency Corp., a wholly-owned subsidiary of Seguros de Vida Triple-S, Inc.

•	Since 1988, doctor Díaz-Torres serves as the Director of the Cardiology Division of the Cardiology and Nuclear Center in San Juan, Puerto Rico.

•	Doctor Díaz-Torres is also President of Old Harbor Brewery of Puerto Rico, Inc., and Di’Rome Productions, Inc.

•	He was Vice-President of the Inter-American College of Cardiology and President of the Puerto Rican Society of Cardiology.

•	He is an active member of the American College of Cardiologists and American Medical Association.

•	He is active in the medical staff of Centro Cardiovascular de Puerto Rico y del Caribe, and Auxilio Mutuo Hospital.

•	Doctor Díaz-Torres holds a BBA degree in Business Administration from the University of Puerto Rico and an MD degree from Universidad Central del Este, Dominican Republic.

Manuel Figueroa-Collazo, PE, PhD

•	Since 2004, he serves on the Boards of Directors of Triple-S Management, Triple-S, Inc., and Seguros Triple-S, Inc.

•	He is also Vice-Chairman of the Board of Directors of Interactive Systems, Inc.

•	Since 1999, Mr. Figueroa-Collazo is President of Virtual Educational Resources, Inc., a software development and ISP Company located in Caguas, Puerto Rico.

•	Mr. Figueroa-Collazo is also director of the Boards of Corredor Tecnológico del Este, Puerto Rico Products Association, EPSCOR, and Vivero de Tecnología y Ciencia de Puerto Rico.

•	He has eleven years of experience in senior management positions and over twenty years of exposure at all management levels within the communications and systems industries.

•	He was Product Manager for AT&T Network Systems and for AT&T Bell Laboratories.

•	Mr. Figueroa-Collazo holds a BS, MS, and PhD in Electrical Engineering from the Florida Institute of Technology, and he attended Advanced Management Programs in INSEAD Fontainebleau, France, and University of Pennsylvania, Wharton School of Business.

Vicente J. León-Irizarry, CPA

•	Since 2000, he serves on the Boards of Directors of Triple-S Management, Triple-S, Inc., and Seguros Triple-S, Inc.

•	He is currently Treasurer of the Boards of Directors of Triple-S Management, Triple-S, Inc., and Seguros Triple-S, Inc.

•	He is also Assistant Treasurer of the Board of Directors of Triple-C, Inc.

•	He is a Certified Public Accountant (CPA).

•	Since January 2002, he is a business consultant.

•	He worked as consultant of Falcón-Sánchez & Associates, a certified public accountants firm, from February 2000 to December 2001, and as a business consultant from January 1999 to February 2000.

•	He is member of the Puerto Rico Society of Certified Public Accountants.

•	He holds a BBA degree in Business Administration with a major in Accounting from the University of Puerto Rico.

Fernando L. Longo-Rodríguez, MD

•	Since 1997 and 1999, he serves on the Boards of Directors of Triple-S, Inc. and Triple-S Management, respectively.

•	He was Chairman of the Boards of Directors of Triple-S Management and Triple-S, Inc., from 1999 to 2002.

•	He is Vice-Chairman of the Board of Directors of Triple-C, Inc.

•	He has a private practice in otolaryngology in Bayamón, Puerto Rico.

•	Presently, he is Secretary of the Board of Directors of Hospital San Pablo in Bayamón, Puerto Rico.

•	He has been member of the American Medical Association, the Society of Military ENT, the Puerto Rican Medical Association, and Junior Member in the American Academy of Facial Plastic and Reconstructive Surgery.

•	Doctor Longo-Rodríguez holds a BS degree from the University of Puerto Rico.

•	He also holds an MD degree from the University of Puerto Rico, School of Medicine and a Specialty in Otolaryngology from the San Juan Municipal Hospital.

Wilfredo López-Hernández, MD

•	Since 1999, he serves on the Boards of Directors of Triple-S Management and Triple-S, Inc.

•	Currently, he is Vice-Chairman of the Board of Directors of Seguros Triple-S, Inc.

•	He is Treasurer of the Board of Directors of Signature Insurance Agency, Inc., a wholly owned subsidiary of Seguros Triple-S, Inc.

•	Doctor López-Hernández has a private medical practice since 1979.

•	He was an Associate Professor at the University of Puerto Rico, School of Medicine, an Associate Professor at the San Juan Bautista School of Medicine, and Chief of Service at San Rafael Hospital.

•	He has been member of the Puerto Rico Urological Association, Société International D’Urologie, American Confederation of Urology, and the American Urological Association.

•	He holds a BS degree from the University of Puerto Rico, an MD degree from the University of Santiago de Compostela, Spain, and a Specialty in Urology from the University of Puerto Rico, School of Medicine.

Manuel A. Marcial-Seoane, MD

•	Since 2002, he serves on the Boards of Directors of Triple-S Management and Triple-S, Inc.

•	Currently, he also is Assistant Secretary of the Board of Directors of Triple-C, Inc.

•	Doctor Marcial-Seoane is presently the Chairman and Chief Executive Officer of University Pathologists, Inc., a surgical pathology group practice.

•	He also serves as Director of Business Development for Quest Diagnostics of Puerto Rico, Inc., a reference medical laboratory.

•	He served as Director of the Advisory Board at Hospital Pavía, from 1995 to 2002.

•	He dedicated his first decade of practice to academic medicine, serving as Professor and Chairman of Pathology at the Universidad Central del Caribe, School of Medicine.

•	He is Fellow of the American College of Physicians, the American Society of Clinical Pathologists, the College of American Pathologists, the American College of Physician Executives, and the American College of Gastroenterology.

•	He pursued his premedical education at Johns Hopkins and received his MD degree from the University of Puerto Rico in 1979.

•	He did his pathology residency and gastrointestinal pathology fellowship at Harvard’s Brigham and Women’s Hospital.

•	Doctor Marcial-Seoane is a Diplomat of the American Board of Pathology in both Anatomic and Clinical Pathology.

Miguel Nazario-Franco

•	Since 2004, he serves on the Boards of Directors of Triple-S Management, Triple-S, Inc., Triple-C, Inc., and Interactive Systems, Inc.

•	Mr. Nazario-Franco is an active member of the Boards of Directors of El Nuevo Día, Ferré Investment Fund, Puerto Rico Aqueduct & Sewer Authority, Compañía para el Desarrollo Integral de la Península de Cantera, and the Puerto Rico Electric Power Authority.

•	From 1994 to 2002, Mr. Nazario-Franco was President and Chief Executive Officer of Puerto Rican Cement Co., Inc. from where he retired.

•	He was President of the Puerto Rico Manufacturers Association and Chairman of the Industrial Advisory Council of the University of Puerto Rico Engineering Campus.

•	He is also member of the Advisory Boards of Cortés Industrial Organization.

•	He served as member of the Advisory Boards of the Puerto Rico Department of Education and Consejo Asesor de la Industria de la Construcción until December 2004.

•	Mr. Nazario-Franco holds a BBA in Accounting from the University of Puerto Rico.

Juan E. Rodríguez-Díaz, Esq.

•	Since December 2004, he serves on the Boards of Directors of Triple-S Management and Triple-S, Inc.

•	Mr. Rodríguez-Díaz is a commercial, corporate and tax attorney authorized to practice law in Puerto Rico and New York.

•	Currently, he is Senior and Managing Partner of Totti & Rodríguez Díaz.

•	He has worked in various prestigious law firms including Baker & McKenzie, McConnell Valdés, and Sweeting, Pons, González & Rodríguez.

•	Mr. Rodríguez-Díaz also served as Undersecretary of the Department of Treasury of Puerto Rico from 1971-1973.

•	He has served as director of the Boards of local banks and several local and U.S. companies.

•	He serves as director of the Boards of Industrias Vassallo, Inc., Vassallo Research and Development, Inc., Syroco, Inc., Ochoa Industrial Sales Corp., Ensco Caribe, Inc., Triangle Cargo Services, Inc., and Luis Ayala Colón Sucrs., Inc.

•	Mr. Rodríguez-Díaz holds a BA degree from Yale University, a Juris Doctor (JD) from Harvard University and a Masters in Law (LLM) from New York University School of Law.

Wilmer Rodríguez-Silva, MD

•	Since 1999, he serves on the Boards of Directors of Triple-S Management and Triple-S, Inc.

•	He is currently Vice-Chairman of the Boards of Directors of Triple-S Management and Triple-S, Inc.

•	In addition, he is also Chairman of the Board of Directors of Triple-C, Inc., and Director of the Board of Directors of Seguros Triple-S, Inc.

•	He is Secretary of the Board of Directors of Interactive Systems, Inc.

•	Doctor Rodríguez-Silva is the former Chief of the Gastrointestinal Section of the San Pablo Medical Center.

•	He is also a member of the American College of Physicians, the American Gastroenterology Association, the American Society for Gastrointestinal Endoscopy, the Puerto Rico Medical Association, Former President of the Puerto Rico Society for Gastroenterology, and the American College of Gastroenterology.

•	Doctor Rodríguez-Silva holds a BS degree from the University of Puerto Rico and an MD degree from the University of Puerto Rico, School of Medicine.

Ramón M. Ruiz-Comas, CPA

•	Since May 2002, he has served as President and Chief Executive Officer of Triple-S Management, and as such, has served as Director on the Board of Directors of Triple-S Management.

•	Currently, he is Director of the Boards of Directors of Seguros de Vida Triple-S, Inc., Seguros Triple-S, Inc., Interactive Systems, Inc., Triple-C, Inc., Signature Insurance Agency, Inc. (a wholly owned subsidiary of Seguros Triple-S, Inc.), and Smart Solutions Insurance Agency Corp. (a wholly owned subsidiary of Seguros de Vida Triple-S, Inc.).

•	Mr. Ruiz-Comas served as Executive Vice-President of Triple-S Management from November 2001 to April 2002 and as Senior Vice-President and Chief Financial Officer of Triple-S Management from February 1999 to October 2001.

•	Prior to that, he was Triple-S, Inc.’s Senior Vice-President of Finance from 1995 to 1999 and Vice-President of Finance from 1990 to 1995.

•	He is a Certified Public Accountant (CPA).

•	He is member of the Puerto Rico Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

•	He holds a Juris Doctor (JD) degree and a BBA degree in Business Administration with a major in Accounting from the University of Puerto Rico.

Jesús R. Sánchez-Colón, DMD

•	Since 2000, he serves on the Boards of Directors of Triple-S Management and Triple-S, Inc.

•	Also, he is Secretary of the Boards of Directors of Triple-S, Inc. and Triple-S Management, since 2002.

•	Doctor Sánchez-Colón is a dentist with a private practice since 1982.

•	He is member of the College of Dental Surgeons of Puerto Rico, where he served as the Secretary and the Auditor.

•	He currently serves as Chairman of the Board of Directors of B. Fernández & Hermanos.

•	He has been Chairman of the Board of Directors of Delta Dental Plan of Puerto Rico and Vice-Chairman of the Board of Directors of the Corporation for the Economic Development of the City of San Juan.

•	Doctor Sánchez-Colón holds a BA in Psychology from St. Louis University, a DMD from the University of Puerto Rico, and a Post Graduate General Practice Residency.

Adamina Soto-Martínez, CPA

•	Since 2002, she serves on the Boards of Directors of Triple-S Management and Triple-S, Inc.

•	Currently, she is Assistant Treasurer of the Boards of Directors of Triple-S Management and Triple-S, Inc.

•	Also, she is Treasurer of the Boards of Directors of Seguros de Vida Triple-S, Inc. and Triple-C, Inc.

•	She is a Certified Public Accountant (CPA).

•	She is currently partner and a founding member of the firm Kevane Soto Pasarell Grant Thornton, LLP, certified public accountants.

•	Ms. Soto-Martínez is member of the Puerto Rico State Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

•	She is a graduate of the University of Puerto Rico.

Manuel Suárez-Méndez, PE

•	Since 1998 and 1999, he serves on the Boards Directors of Triple-S, Inc. and Triple-S Management, respectively.

•	Currently, he is Chairman of the Boards of Directors of Seguros Triple-S, Inc., and Signature Insurance Agency, Inc., a wholly-owned subsidiary of Seguros Triple-S, Inc.

•	He is also Assistant Secretary of the Board of Directors of Triple-C, Inc.

•	Since 1972, Mr. Suárez-Méndez is the owner of R.B. Construction Corporation.

•	He has been member of the Puerto Rico College of Engineers, the Home Builders Association, the National Society of Professional Engineers, the General Contractors Association of America (where he served as Chairman in 1994 and as director for twelve years), and the American Concrete Institute.

•	Mr. Suárez-Méndez holds a BS degree in Civil Engineering from the CAAM, University of Puerto Rico, Mayagüez Campus, and has post graduate studies in Urban Planning from the University of Puerto Rico.

Listed below is certain biographical information of Dr. José Hawayek-Alemañy, a nominee for member of the Board of Directors of Triple-S Management showing his experience in the last five (5) years.

José Hawayek-Alemañy, MD

•	Since 1976, he serves as Professor at the University of Puerto Rico, School of Medicine.

•	He was director of the Office of Graduate Medical Education at the University of Puerto Rico, School of Medicine, from 1988 to 1998.

•	He was Dean of Academic Affairs at the University of Puerto Rico, School of Medicine, from 1998 to 2002.

•	He is President of the OB-GYN Section of the Puerto Rico Medical Association.

•	Since 2000, he represents Puerto Rico in the Maternal Mortality & Morbidity Committee of the American College of OB-GYN.

•	He was Senate Member and Treasurer of the OB-GYN Section of the Medical College of Puerto Rico.

•	He served as President of the Medicare Carrier Advisory Committee in Puerto Rico.

•	He also served as Triple-S External Evaluator for OB-GYN cases.

•	He holds a BS degree in Pre Med from the University of Puerto Rico, Mayagüez Campus, a MD degree from the University of Puerto Rico, School of Medicine, and a Specialty in OB-GYN from University Hospital.

Listed below is biographical information of Certain Executive Officers of the Corporation.

Name	Work Experience in the Last Five Years
Ramón M. Ruiz-Comas, CPA	(1) President and Chief Executive Officer of Triple-S Management since May 2002, (2) Executive Vice-President of Triple-S Management from 2001 to 2002, (3) Senior Vice-President and Chief Financial Officer of Triple-S Management from 1999 to 2001, (4) Finance Senior Vice-President of Triple-S, Inc. from 1995 to 1999, and (5) Finance Vice-President of Triple-S, Inc. from 1990 to 1995.

Héctor R. Ramos-Díaz, Esq.	(1) Senior Vice-President for Corporate Affairs of Triple-S Management since 1999, and (2) Senior Vice-President of Triple-S, Inc. from 1995 to 1999.

Juan José Román-Jiménez, CPA	(1) Finance Vice-President and Chief Financial Officer of Triple-S Management since 2002, (2) Executive Vice-President of Triple-C, Inc. from 1999 to 2002, and (3) Finance Vice-President of Triple-C, Inc. from 1996 to 1999.

Socorro Rivas-Rodríguez, CPA	(1) President of Triple-S, Inc. since May 2002, (2) General Manager and Executive Vice-President of Triple-S, Inc. from 1999 to 2002, and (3) Executive Vice-President of Triple-S, Inc. from 1990 to 1999.

Pablo Almodóvar-Scalley	(1) Senior Vice-President and Chief Operating Officer of Triple-S, Inc. since April 2004, (2) Finance and Administration Senior Vice-President of Triple-S, Inc. from 2003 to 2004, (3) Finance Vice-President of Triple-S, Inc. from 2000 to 2004, and (4) Finance Vice-President of Seguros Triple-S, Inc. from 1995 to 1999.

Alejandro E. Franco-Linares, MD	Senior Vice-President of the Medical, Dental, and Professional Affairs Division of Triple-S, Inc. since 1996.

Jaime R. Pericás-Alfaro	(1) First Vice-President of the Sales and Marketing Division of Triple-S, Inc. since 2001, and (2) Sales Representative of Triple-S, Inc. from 1994 to 2001.

Name	Work Experience in the Last Five Years
Roberto O. Morales-Tirado, Esq.	(1) President of Seguros de Vida Triple-S, Inc. since 2000, (2) Consultant to Seguros de Vida Triple-S, Inc. and Triple-S, Inc. from 1998 to 2000, and (3) President and Chief Executive Officer of AIG Life Insurance Company of Puerto Rico from 1993 to 1998.

Raquel E. Lugo-Ramírez, Esq.	(1) Operations Vice-President of Seguros de Vida Triple-S, Inc. since November 15, 2004, (2) Lawyer and Public Notary in the private practice from June 2004 to November 2004, and (3) Operations Vice-President of Universal Life Insurance Co. from February 1994 to May 2004.

Eva G. Salgado-Micheo	(1) President of Seguros Triple-S, Inc. since July 2003, (2) Senior Vice-President of the Underwriting Department of Seguros Triple-S, Inc. from 2002 to July 2003, (3) Vice-President of the Underwriting Department of Seguros Triple-S, Inc. from 1997 to 2002, and (4) Senior Vice-President of the Underwriting Department of Integrand Assurance Company from 1979 to 1996.

Roberto J. Martínez-Santiago, CPA	(1) Executive Vice-President and Chief Operating Officer of Seguros Triple-S, Inc. since April 2004, (2) Senior Vice-President of the Finance Department of Seguros Triple-S, Inc. from 2003 to 2004, and (3) Vice-President of the Finance Department of Seguros Triple-S, Inc. from 1999 to 2003.

José Del Amo-Mójica	(1) Vice-President of the Underwriting Department of Seguros Triple-S, Inc. since January 2004, (2) Manager of the Underwriting Department of Seguros Triple-S, Inc. from 2001 to 2004, and (3) Manager of the Department of Bonds of Seguros Triple-S, Inc. from 1998 to 2001.

Carlos D. Torres-Díaz	President of Interactive Systems, Inc. since 1996.

Ramón O. De La Torre-Rolón	Vice-President of Interactive Systems, Inc. since 1996.

Name	Work Experience in the Last Five Years
Luis A. Marini-Mir, DMD	(1) President of Triple-C, Inc. since 1999, (2) Dental Director of the Medical, Dental, and Professional Affairs Division of Triple-S, Inc. from 1998 to 1999, and (3) Dean of the Dental School, University of Puerto Rico, from 1993 to 1997.

Nydia Ortiz-Villafañe, CPA	(1) Executive Vice-President of Triple-C, Inc. since 2003, (2) Vice-President of the Internal Audit Office of Triple-S Management from 2001 to 2003, (3) Director of the Internal Audit Office of Triple-S Management from 1999 to 2001, and (4) Director of the Internal Audit Office of Triple-S, Inc. from 1997 to 1999.

Sarah López-Torres, MD	(1) Senior Vice-President of the Medical and Dental Affairs Division of Triple-C, Inc. since October 2004, (2) Vice-President of the Medical and Dental Affairs Division of Triple-C, Inc. from 2000 to 2004, (3) Medical Director of the Utilization Management Department of Triple-C, Inc. from 1997 to 1999, and (4) Medical Director of the Corporación de Servicios Integrales de la Montaña from 1988 to 1997.

TENURE OF DIRECTORS

The Articles of Incorporation and By-laws provide that the Board of Directors shall be divided into three groups, where Directors shall be elected to serve terms of three years in a staggered manner. They also provide that, with the exception of the President and Chief Executive Officer, Directors can only serve a maximum of three terms of three years each, or a total of nine years of service.

Article Eleventh of the Articles of Incorporation and Article 7-1 of the By-laws also state that the terms and years that a Director served in Triple-S, Inc. prior to the corporate reorganization that occurred in 1999, will be considered in order to determine the years and terms that the Director has served in Triple-S Management for tenure purposes. These provisions also state that any Director will continue serving his/her office until a successor is duly elected and takes possession of his/her office.

In addition, Triple-S Management has an outstanding policy adopted by the Board of Directors, which establishes that the Chairman of the Board of Directors, who is elected every year, cannot serve in said office for more than three years.

BOARD OF DIRECTORS OF TRIPLE-S MANAGEMENT AND ITS COMMITTEES

The Board of Directors of Triple-S Management held twenty-six meetings during the fiscal year ended on December 31, 2004. During the last fiscal year, except for Manuel Suárez-Méndez, PE, all members of the Board of Directors attended more than 75% of the aggregate of: (1) the total number of meetings of the Board of Directors (regular and special), and (2) the total number of meetings held by all Committees of the Board of Directors of Triple-S Management on which the Board member served (during the periods that the Board member served).

The By-laws provide that the Board of Directors shall have the following Standing Committees: Corporate Governance Committee, Finance Committee, Resolutions and Regulations Committee, Nominations Committee, Compensation Committee, and Audit Committee. The Board of Directors may create any other Committee it deems necessary for the proper operation of Triple-S Management’s business. In addition to these Standing Committees, Triple-S Management has a number of ad hoc committees.

A brief description of each of Triple-S Management’s Standing Committees follows below.

Corporate Governance Committee

•	The Corporate Governance Committee develops and recommends to the Board of Directors of the Corporation: (1) the rules, norms, and guidelines to be followed in order to ensure the best practices of good corporate governance; (2) the Code of Business Conduct and Ethics, and oversees its compliance; (3) the Corporation’s Policy to be followed in case a Director of the Corporation serves as a director, officer, or employee of another corporation; (4) the guidelines to be followed regarding the size, structure, and composition of the Board of Directors; (5) the guidelines to be followed regarding the attendance of the Directors to the Board or Committee meetings and the revision of documents for said meetings; and (6) an Orientation and Continued Educational Program for the Directors. As part of this Program, the Committee will identify and provide access to orientation programs, seminars, or materials appropriate for recently elected Directors.

•	The Corporate Governance Committee also recommends to the Board of Directors the creation or consolidation of the Board’s Committee functions so that these functions are consistent with the best practices of good corporate governance.

•	The Corporate Governance Committee annually reviews, or as deemed necessary: (1) the performance of the Board of Directors and its Committees, except for the Compensation, Nominations, and Audit Committees, as well as the adequacy of their structure and composition; and (2) the managerial structure of the Corporation and submits its recommendations to the Board of Directors of the Corporation.

•	The Corporate Governance Committee periodically receives and evaluates the succession and development plans for the President and Chief Executive Officer (CEO) of Triple-S Management, as well as those for the Executive Officers of the Corporation.

•	The Corporate Governance Committee may request the Resolutions and Regulations Committee of the Board of Directors of Triple-S Management to evaluate possible amendments to the Articles of Incorporation and By-laws of the Corporation, pursuant to the best practices of good corporate governance.

•	The Corporate Governance Committee has the authority to hire or terminate services of any expert advisor used to assist in the development, recommendation, and implementation of the rules, norms, and guidelines developed as part of the best practices of good corporate governance. The Committee has the authority to approve consulting fees and other retention terms. The Committee also has the authority to obtain third party counseling and assistance on legal, accounting, and other matters from internal or external sources.

•	The Committee met six times during the fiscal year ended December 31, 2004.

•	As of March 24, 2005, the members of the Committee are:

(1)	Fernando J. Ysern-Borrás, MD, Chair of the Committee

(2)	José Arturo Álvarez-Gallardo

(3)	Vicente J. León-Irizarry, CPA

(4)	Fernando L. Longo-Rodríguez, MD

(5)	Wilmer Rodríguez-Silva, MD

(6)	Ramón M. Ruiz-Comas, CPA

(7)	Jesús R. Sánchez-Colón, DMD

Finance Committee

•	The Finance Committee oversees all financial activities of the Corporation, provides guidance to the Board of Directors in connection with finance matters, studies changes in the economic structure of Triple-S Management, and evaluates financial procedures used by the Corporation.

•	The Committee met twelve times during the fiscal year ended on December 31, 2004.

•	As of March 24, 2005, the members of the Committee are:

(1)	Vicente J. León-Irizarry, CPA, Chair of the Committee

(2)	Mario S Belaval

(3)	Wilfredo López-Hernández, MD

(4)	Wilmer Rodríguez-Silva, MD

(5)	Ramón M. Ruiz-Comas, CPA

(6)	Adamina Soto-Martínez, CPA

(7)	Fernando J. Ysern-Borrás, MD

Resolutions and Regulations Committee

•	The Resolutions and Regulations Committee regularly reviews the Articles of Incorporation and By-laws, in order to propose amendments or resolutions related to institutional corporate issues. The Committee also evaluates the resolutions proposed by the shareholders.

•	The Committee met nine times during the fiscal year ended on December 31, 2004.

•	As of March 24, 2005, the members of the Committee are:

(1)	Jesús R. Sánchez-Colón, DMD, Chair of the Committee

(2)	Valeriano Alicea-Cruz, MD

(3)	José Arturo Álvarez-Gallardo

(4)	Porfirio E. Díaz-Torres, MD

(5)	Juan E. Rodríguez-Díaz, Esq.

(6)	Ramón M. Ruiz-Comas, CPA

(7)	Manuel Suárez-Méndez, PE

(8)	Fernando J. Ysern-Borrás, MD

Nominations Committee

•	The duties of the Nominations Committee are to: (1) identify and recommend individuals who are best qualified to become members of the Board of Directors and to be presented as candidates to be nominated by the Board of Directors at the Annual Meetings, (2) recommend to the Board of Directors the best qualified candidates that can fill vacancies in the Board of Directors, (3) establish and periodically review the qualifications of the candidates to be nominated or appointed to the Board of Directors, and (4) recommend to the Board of Directors the best qualified candidates to occupy the position of President of Triple-S Management, when said position is vacant. A complete list of all the duties of the Nominations Committee is found in its Charter that is included as Exhibit A.

•	The Committee met six times during the fiscal year ended on December 31, 2004.

•	As of March 24, 2005, the members of the Committee are:

(1)	Fernando L. Longo-Rodríguez, MD, Chair of the Committee

(2)	Mario S Belaval

(3)	Manuel Figueroa-Collazo, PE, PhD

(4)	Vicente J. León-Irizarry, CPA

(5)	Miguel Nazario-Franco

(6)	Jesús R. Sánchez-Colón, DMD

(7)	Fernando J. Ysern-Borrás, MD

•	Mr. Mario S Belaval, Mr. Manuel Figueroa-Collazo, Mr. Vicente J. León-Irizarry, and Mr. Miguel Nazario-Franco satisfy the applicable independence requirements as currently defined under the listing standards of the New York Stock Exchange.

•	The nominations process followed by the Committee is:

(1)	Triple-S Management’s shareholders may recommend candidates to the Board of Directors. Candidates recommended by shareholders will receive the same consideration as candidates recommended otherwise. The information of the candidates recommended by a shareholder must be sent to the attention of the Secretary of the Board of Directors of Triple-S Management.

(2)	The Nominations Committee’s duties are to ensure that the Board of Directors has the plans, procedures, and resources needed to identify, recruit, and retain Directors. The Nominations Committee will identify the individuals who, in their judgment, are best qualified to serve on the Board of Directors and present their recommendations to the Board of Directors for nominations at the Annual Meeting. This Committee will also make recommendations to fill any vacancies in the Board that might arise from time to time.

(3)	Individuals interested in serving as Directors must meet all legal and statutory requirements. These minimum requirements are contained in Article 7-2 of the By-laws. They include the following: (a) not having filed for bankruptcy, nor engaged in any fraudulent conveyance that constitutes a fraud on creditors, (b) not have been convicted of a crime of moral depravation, and (c) not be a Director or officer of a bank, a savings and loans association, an institution engaged in the business of receiving deposits and lending money in Puerto Rico or any entity or corporation in which any of the institutions referred to herein have a direct or indirect substantial economic interest or relationship of owner, subsidiary, or affiliate of any entity or corporation which owns, directly or indirectly, a substantial economic interest in any of said institutions, except that the person can fulfill his duties as Director or officer of a financial holding company or a depository institution with whom an insurance company affiliated to Triple-S Management has a relationship, directly or indirectly, as owner, subsidiary or affiliate. In the case of Directors, who are physicians or dentists, they should have been active participants in Triple-S, Inc., a subsidiary of Triple-S Management, for at least two (2) years prior to their nomination as Directors of Triple-S Management.

(4)	The Nominations Committee develops qualifying criteria and is responsible for seeking, interviewing, and selecting those potential candidates that, in their judgment, are best qualified, and make the appropriate recommendations to the Board of Directors. Throughout this process, the Committee may verify that the selected individuals demonstrate the following specific qualities or skills: (a) experience or relevant knowledge, (b) time availability and commitment, (c) good reputation, (d) analytical thinking, (e) ability to work as a team, (f) independent judgment, and (g) ability to verbalize and present ideas in a rational and eloquent fashion. In addition, the Nominations Committee may include other requirements that it may deem necessary to strengthen Triple-S Management, including the needs of Triple-S Management as vacancies occur. This practice is aimed at complying with good corporate governance practices.

(5)	The Nominations Committee has the authority to hire and terminate the services of any professional third party search firm to identify potential candidates for the position of Director.

(6)	The Committee identified and recommended to the Board of Directors four nominees to be elected as Directors of the Board who are currently members of the Board of Directors of Triple-S Management: Dr. Arturo R. Córdova-López, Dr. Wilfredo López-Hernández, Dr. Wilmer Rodríguez-Silva, and CPA Adamina Soto-Martínez.

(7)	The Committee also identified and recommended to the Board of Directors one nominee to be elected as Directors of the Board of Directors who is not currently serving as Director: Dr. José Hawayek-Alemañy.

Compensation Committee

•	The duties of the Compensation Committee are to: (1) develop, recommend, and review the compensation policies for the Executives Officers of the Corporation, (2) recommend to the Board of Directors the compensation of the Executive Officers of the Corporation, and (3) recommend to the Board of Directors of the Corporation those changes to the compensation levels of the Directors of the Corporation that are deemed necessary.

•	The Committee met eleven times during the fiscal year ended December 31, 2004.

•	As of March 24, 2005, the members of the Committee are:

(1)	Adamina Soto-Martínez, CPA, Chair of the Committee

(2)	Mario S Belaval

(3)	Manuel Figueroa-Collazo, PE, PhD

(4)	Vicente J. León-Irizarry, CPA

(5)	Manuel Suárez-Méndez, PE

(6)	Fernando J. Ysern-Borrás, MD

Audit Committee

•	The Audit Committee reviews the following matters: (1) whether the Corporation has adequate internal controls and its compliance with applicable laws and regulations, (2) activities of the Internal Audit Office, (3) results from audits made by regulators, (4) consolidated financial reports of the Corporation, and (5) the annual report prepared by external auditors. In addition, the Audit Committee appoints the public accounting firm to serve as the external auditors of the Corporation.

•	The Committee met fourteen times during the fiscal year ended December 31, 2004.

•	As of March 24, 2005, the members of the Committee are:

(1)	Mario S Belaval, Chair of the Committee

(2)	Carmen Ana Culpeper-Ramírez

(3)	Manuel Figueroa-Collazo, PE, PhD

(4)	Vicente J. León-Irizarry, CPA

(5)	Miguel Nazario-Franco

(6)	Adamina Soto-Martínez, CPA

(7)	Manuel Suárez-Méndez, PE

•	The Board of Directors, in its best business judgment, has determined that each of the members of the Audit Committee, including its Chair, satisfies the applicable independence requirements as currently defined under the listing standards of the New York Stock Exchange.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of seven members of Triple-S Management’s Board of Directors. Each of the members of the Audit Committee satisfies the applicable independence requirements under the rules of the New York Stock Exchange.

The Audit Committee operates pursuant to a Charter that was adopted by the Board of Directors of Triple-S Management. A copy of such Charter, as amended, is attached to this Proxy Statement as Exhibit B.

The Charter states that: (1) the Chair of the Audit Committee shall be appointed by the members of the Committee and (2) the Committee shall appoint the Vice-President of the Internal Audit Office when such position is vacant.

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Corporation’s financial reporting process, as well as the Corporation’s internal and external audit processes. The Committee can communicate directly with the Board of Directors, and require corrective plans related to findings included in reports submitted by the internal or external auditors, as well as any other matter brought to the attention of the Committee.

The Committee has the resources and authority to discharge its responsibilities, including the authority to engage external auditors for special audits, reviews, and other procedures and to retain special counsel and other experts, consultants, or advisors. The Committee appoints or terminates the engagement of the external auditors and reviews the external auditors’ proposed audit scope and approach, including coordination of the audit effort with the Internal Audit Office.

As set forth in the Charter, the Corporation’s management is responsible for: (1) the preparation, presentation, and integrity of the Corporation’s consolidated financial statements, and (2) maintaining appropriate accounting and financial reporting principles, policies, and internal controls and procedures that comply with accounting standards and applicable laws and regulations. The independent auditors of the Corporation are responsible for auditing the Corporation’s consolidated financial statements and expressing an opinion as to their consistency with generally accepted accounting principles.

The members of the Committee are not full-time employees of the Corporation. While some of them may be accountants or auditors by profession, the Audit Committee relies on, and makes no independent verification of, the financial or other information presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to achieve compliance with accounting standards, and applicable laws and regulations.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the consolidated audited financial statements of the Corporation for the fiscal year ended December 31, 2004 with the Corporation’s management and the independent auditors.

The Audit Committee has also discussed with the external auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently modified or supplemented. In addition, the Audit Committee has received a written statement from KPMG, LLP confirming its independence, as required by the Independence Standards Board, Standard No. 1 (Independence Discussion with Audit Committees), as currently modified or supplemented. The Committee has also considered whether the provision of non-audit services by the external auditors to the Corporation is compatible with maintaining the auditors’ independence, and has discussed with the external auditors their independence from the Corporation and its management.

Based on the Audit Committee’s review of the consolidated audited financial statements and the discussions referred to above with the Corporation’s management and the external auditors, and subject to the limitations of the role and responsibilities of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board of Directors that the Corporation’s consolidated audited financial statements be included in Triple-S Management’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission (SEC).

Submitted by the Audit Committee

(1)	Mario S Belaval, Chair of the Committee

(2)	Carmen Ana Culpeper-Ramírez

(3)	Manuel Figueroa-Collazo, PE, PhD

(4)	Vicente J. León-Irizarry, CPA

(5)	Miguel Nazario-Franco

(6)	Adamina Soto-Martínez, CPA

(7)	Manuel Suárez-Méndez, PE

APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee intends to retain the services of KPMG LLP, as external auditors, to audit the consolidated annual financial statements of the Corporation for the fiscal year ending December 31, 2005.

Representatives of KPMG LLP will be present at the Annual Meeting and will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

DISCLOSURE OF AUDIT FEES

The following is a description of the fees paid or accrued by the Corporation for the audit and other services provided by KPMG LLP for the fiscal years ended December 31, 2004 and 2003. The aggregate “Audit Fees”, “Tax Fees” and “All Other Fees” are summarized in the following table:

	2004	2003
Audit Fees	674,000	628,200
Tax Fees	55,850	65,800
All Other Fees	122,350	100,702

Total	852,200	794,702

Audit Fees

The aggregate “Audit Fees” paid or accrued by the Corporation for professional services rendered by KPMG LLP as of and for the fiscal years ended December 31, 2004 and 2003 refer to the audit of the Corporation’s annual consolidated financial statements, and for the reviews of the consolidated financial statements included in the Corporation’s quarterly report on Form 10-Q.

Audit Related Fees

There are no “Audit Related Fees” paid or accrued by the Corporation as of and for the fiscal years ended December 31, 2004 and 2003.

Tax Fees

The aggregate “Tax Fees” paid or accrued by the Corporation for professional services rendered by KPMG LLP as of and for the fiscal years ended December 31, 2004 and 2003 refer to general consulting fees on tax matters to the Corporation.

Financial Information Systems Design and Implementation Fees

There are no “Financial Information Systems Design and Implementation Fees” paid or accrued by the Corporation as of and for the fiscal years ended December 31, 2004 and 2003.

All Other Fees

The aggregate “All Other Fees” paid or accrued by the Corporation for other professional services rendered by KPMG LLP as of and for the fiscal years ended December 31, 2004 and 2003 were related to Information Risk Security Regulatory Compliance Assessments of Medicare and support to the Internal Audit Office.

The Audit Committee has considered that the provision of the services covered by this paragraph is compatible with maintaining the independence of the external auditors of the Corporation.

Pre-Approval Policies and Procedures

All auditing services and non-audit services must be pre-approved by the Committee. Pre-approval is not required for non-audit services if: (1) the aggregate dollar value of such services does not exceed five percent of the total fees paid by the Corporation to the external auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Corporation at the time of the engagement to be non-audit services, and (3) such services are promptly brought to the attention of and approved by the Committee prior to the completion of the audit.

All non-audit services were pre-approved by the Audit Committee.

EXECUTIVE COMPENSATION

Compensation of Directors

The Compensation Program for Directors establishes that only Directors who are not employees of Triple-S Management receive compensation for attendance to Board of Directors or Committee meetings.

Pursuant to this Program, the Chairman of the Board of Triple-S Management receives a monthly fee of $875 and each Director receives a monthly fee of $667. The Directors also receive $200 for each Board of Directors meeting attended. Furthermore, the members of each Core Committee (as such term is defined in the By-laws of Triple-S Management) receive $200 for each Core Committee meeting attended, except for the Audit Committee members who receive $250 for each Audit Committee meeting attended. The members of the other Committees and Subcommittees receive $150 for each meeting attended. The Chairs of each Committee and Subcommittee receive an additional $100 fee for each Committee meeting presided.

During the fiscal year ended December 31, 2004, the Directors received health insurance free of charge. For those Directors that are currently serving as Directors, the health insurance plan also includes coverage for spouses and dependants.

Directors traveling outside of Puerto Rico in relation to his/her responsibilities as Director of Triple-S Management, except for the Annual Meeting of the Board of Directors, receive $300 per day plus reasonable reimbursable expenses.

Compensation of Executive Officers

Annual Compensation

The following table sets forth the annual compensation for Triple-S Management’s President and Chief Executive Officer (“CEO”), and the Corporation’s four most highly compensated executive officers for the fiscal years ended December 31, 2004, 2003 and 2002.

Summary of Compensation Table

	Annual Compensation
				All Other Annual	All Other
Name	Year	Salary	Bonus (1)	Compensation (2)	Compensation (3)
Ramón M. Ruiz-Comas, CPA(4)	2004	$450,800	$210,306	$88,707	$27,750
	2003	402,500	140,000	78,231	26,328
	2002	328,800	40,346	63,073	7,876

Socorro Rivas-Rodríguez, CPA(5)	2004	348,398	173,745	84,809	7,679
	2003	311,788	117,000	81,593	—
	2002	295,811	100,000	68,132	—

Alejandro E. Franco-Linares, MD(6)	2004	241,538	79,152	50,292	—
	2003	209,502	49,760	60,745	—
	2002	202,994	42,534	56,105	—

Eva G. Salgado-Micheo	2004	218,503	104,500	44,304	8,068
	2003	161,769	27,901	33,985	1,175
	2002	128,099	24,432	26,996	7,004

Luis A. Marini-Mir, DMD(7)	2004	205,803	101,351	51,747	3,172
	2003	185,388	68,250	43,870	8,445
	2002	171,388	64,800	44,971	8,413

(1)	Includes performance bonus.

(2)	Includes liquidation of accrued sick days not used, Christmas bonus, memberships, or company car expenses. In prior Proxy Statements, for the years 2003 and 2002, the Christmas bonus was included in the Bonus column.

(3)	Includes liquidation of accrued vacations.

(4)	Ramón M. Ruiz-Comas, CPA deferred from his base salary $13,200, $73,200, and $78,800 during 2004, 2003, and 2002, respectively.

(5)	Socorro Rivas-Rodríguez, CPA deferred from her base salary $151,839, $124,572, and $120,595 during 2004, 2003, and 2002, respectively.

(6)	Alejandro Franco-Linares, MD deferred from his base salary $20,416 in 2004.

(7)	Luis A. Marini-Mir, DMD deferred from his base salary $30,000, $42,496, and $30,000 during 2004, 2003, and 2002, respectively.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Board of Directors evaluates the compensation policy for the President and CEO, and Executive Officers of the Corporation based on the recommendations made by the Compensation Committee of the Board. The compensation policy is developed considering, among other factors, competitive pay practices, business strategies, and employee retention.

In 2004, the Compensation Committee requested proposals from various consulting firms in order to evaluate the compensation policies for the Executive Officers and to recommend changes in the compensation packages in order to make the compensations competitive and promote the development and retention of employees. Furthermore, the proposals would need to propose an evaluation structure which would take into consideration the performance of the Executive Officers based on the business plans and strategies of the Corporation. The Committee selected the proposal of James F. Reda & Associates.

The Committee intends to implement the recommendations of said firm for the fiscal year 2005.

The President and Chief Executive Officer

On an annual basis, the President and CEO submits to the Board of Directors a plan setting forth both quantitative and qualitative goals applicable to each year, as well as long-term goals. In order to determine the President and CEO’s compensation, the Board of Directors evaluates the President’s performance by taking into consideration the growth of the organization, implementation of diversification strategies, achievement of financial goals, improvements to the products and services offered by the Corporation, and development of human resources. During 2004, CPA Ramón M. Ruiz-Comas’ compensation consisted of an annual base salary and an annual bonus. For that year, the Board of Directors voted to increase CPA Ramón M. Ruiz-Comas’ base annual salary to $450,800, which is comparable to other chief executive officers in the insurance industry and is targeted to be in the mid-range of these base salaries. In addition, in 2004 CPA Ramón M. Ruiz-Comas received a performance bonus of $210,306.

CPA Ramón M. Ruiz-Comas’ 2004 base salary increase and performance bonus reflected his role in Triple-S Management’s success in achieving certain annual performance measures related to revenues, production output, gross profit margin, and profitability, as well as individual performance.

Executive Officers

The group of Executive Officers of the Corporation is composed of a President and CEO of Triple-S Management, the Presidents of the Subsidiaries, the Executive Vice-Presidents, the Senior Vice-Presidents, and the Vice-Presidents.

The Compensation Committee’s recommendations to the Board of Directors of the Corporation for the approval of the 2004 salary increases and the bonuses to be awarded to the Executive Officers were made pursuant to the plan and compensation policy, which considers the particular Executive Officer’s contribution towards the achievement of growth of the organization, implementation of a diversification strategy, achievement of financial goals, improvements to the product and service delivery system, and development of human resources.

Submitted by the Compensation Committee

(1) Adamina Soto-Martínez, CPA, Chair of the Committee

(2) Mario S Belaval

(3) Manuel Figueroa-Collazo, PE, PhD

(4) Vicente J. León-Irizarry, CPA

(5) Manuel Suárez-Méndez, PE

(6) Fernando J. Ysern-Borrás, MD

PENSION PLAN

Triple-S Management sponsors a noncontributory defined-benefit pension plan for all of the Corporation’s employees who are twenty-one years of age or older and have completed one year of service. Pension benefits begin to vest after five years of vesting service and are based on years of service and final average salary, as both terms are defined in the plan documents.

In addition to the minimum funding requirements set forth in the Employees Retirement Income Security Act of 1974, as amended, the Plan’s funding policy is to contribute such additional amounts as Triple-S Management may determine to be appropriate from time to time.

The following table sets forth the estimated annual benefits that would become payable under the Retirement Plan based on certain assumptions as to annual base salary levels and years of service. The amounts payable in this table are not necessarily representative of amounts that actually may become payable under the Pension Plan. The amounts represent the benefits upon retirement on December 31, 2004 of a participant at sixty-five years of age.

Pension Plan Table

	Years of Service
Remuneration*	15	20	25	30	35
$125,000	$37,500	$50,000	$62,500	$75,000	$75,000
150,000	45,000	60,000	75,000	90,000	90,000
175,000	52,500	70,000	87,500	105,000	105,000
200,000	60,000	80,000	100,000	120,000	120,000
225,000	67,500	90,000	112,500	135,000	135,000
250,000	75,000	100,000	125,000	150,000	150,000
300,000	90,000	120,000	150,000	180,000	180,000
400,000	120,000	160,000	200,000	240,000	240,000
450,000	135,000	180,000	225,000	270,000	270,000
500,000	150,000	200,000	250,000	300,000	300,000

*	Final average earnings .

Compensation Covered by the Plan

The compensation covered by the Plan is the highest average annual rate of pay from any five consecutive calendar year periods out of the last ten years. The annual pay rate in the year of termination is included.

List of Executive Officers

	2004	Credited Service
Name	Covered Compensation	as of December 31, 2004
Ramón M. Ruiz-Comas, CPA	$450,800	14.56
Socorro Rivas-Rodríguez, CPA	348,398	22.97
Alejandro E. Franco-Linares, MD	241,538	8.56
Eva G. Salgado-Micheo	218,503	7.89
Luis A. Marini-Mir, DMD	205,803	6.91

Basis for Computation of Benefits

The single life annuity benefit is equal to 2% of the final average earnings multiplied by years of service with Triple-S Management or its Subsidiaries and with the Association of Blue Shield Plans up to 30 years, minus prior plan benefits (if any). The accrued benefit cannot be less than the benefit calculated considering employer service only. The benefits are not subject to any deduction for Social Security.

Triple-S Management also has a Supplemental Retirement Program. This program covers benefits in excess of the United States Internal Revenue Code limits that apply to the qualified program.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Triple-S, Inc. and other subsidiaries of Triple-S Management have contractual arrangements regarding management and technical assistance.

Furthermore, in the ordinary course of business, Triple-S, Inc., Seguros de Vida Triple-S, Inc., and Seguros Triple-S, Inc. are providers of insurance to Méndez & Co., Inc., where one of Triple-S Management’s Directors has a direct business interest.

Triple-S, Inc., Seguros de Vida Triple-S, Inc., and Seguros Triple-S, Inc. are also providers of their insurance products to some Directors in their individual businesses or practices.

The terms of the agreements with Méndez & Co., Inc., as well as those with each one of the Directors, are comparable to the terms of agreements with companies or individuals who do not have persons associated with said companies or individuals serving as Directors of Triple-S Management.

Directors of Triple-S Management that are physicians or dentists are service providers of Triple-S, Inc. in the ordinary course of their business as physicians and dentists. The terms of the agreements as service providers of Triple-S, Inc. are the same as those agreements with physicians and dentists that are not Directors of Triple-S Management.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our Directors file reports with the SEC indicating the number of shares they owned when they became members of the Board and, after that, any changes in their ownership of our equity securities. These reports are required by Section 16(a) of the Securities Exchange Act of 1934, as amended. Based on our review of the reports, we believe that during fiscal year 2004 all of the members of the Board complied with the foregoing filing requirements, except that there was a late Form 3 filed for Ms. Carmen Ana Culpeper-Ramírez, Mr. Manuel Figueroa-Collazo, Mr. Miguel A. Nazario-Franco, and Mr. Juan E. Rodríguez-Díaz, due to technical and administrative difficulties.

PROPOSALS OF THE BOARD OF DIRECTORS

The Board of Directors asks the shareholders to support the Board’s Proposals with respect to the following matters and grant their proxy accordingly.

PROPOSAL

RESOLUTION NUMBER 1

Resolution Number 1 is presented by the Board of Directors of Triple-S Management to amend Article 5-1 of the By-laws of Triple-S Management to establish that the Annual Meeting of Shareholders may take place on the last Sunday of the month of April of each year, or, as an exception, at such other date which is closest to the last Sunday of the month of April as determined by the Board due to any legal requirement applicable to Triple-S Management.

Resolution

Be it resolved, as this Annual Meeting of Shareholders hereby resolves, today, April 24, 2005, in San Juan, Puerto Rico, to amend Article 5-1 of the By-laws of Triple-S Management so that it reads as follows:

BY-LAWS

CHAPTER 5. – MEETINGS

5.1 ANNUAL MEETING

The Annual Meeting of Shareholders of Triple-S Management Corporation will be held at the Corporation’s main office or at any other place in Puerto Rico as determined by the Board of Directors from time to time, at the place indicated in the Notice of Meeting, at 9:00 am, on the last Sunday in April of each year or, as an exception, at such other date which is closest to the last Sunday of the month of April as determined by the Board due to any legal requirement applicable to the Corporation. The purpose of the Meeting will be to fill any vacancies of the Board of Directors, receive and consider reports from officials regarding the business of the Corporation, and resolve any other matters that are properly submitted for consideration. However, neither the Articles of Incorporation nor the By-laws may be amended unless the shareholders, who have the right to vote at the meeting, have been previously notified that among the matters that are being considered at the meeting are amendments to the Articles of Incorporation and By-laws.

Position of the Board of Directors

The Board of Directors recommends that you vote In Favor of this Resolution.

Reasons for Voting in Favor of the Resolution

The Board of Directors of Triple-S Management is proposing an amendment to Article 5-1 of the By-laws of Triple-S Management regarding the date of our Annual Meeting of Shareholders. The amendment’s purpose is to allow Triple-S Management, as a corporation subject to the regulations of the Securities and Exchange Commission (SEC), the flexibility it requires due to regulatory reasons to be able to hold the Annual Meeting of Shareholders at such other date which is closest to the last Sunday of April of each year, if necessary at any given year.

Under the SEC’s regulations, Triple-S Management must prepare for and distribute to our shareholders certain financial information of the Corporation before the Annual Meeting of Shareholders. Even though, as of this date, the distribution of such information has coincided with the date of our Annual Meeting of Shareholders which is held on the last Sunday of April of each year, as a practical manner, Triple-S Management needs the flexibility in order to hold the meeting at another date which is closest to the last Sunday of April of each year in order to comply with the regulatory terms established by the SEC. The proposed amendment, therefore, avoids the possibility that Triple-S Management may not comply with the SEC’s applicable regulations in a given year.

The Board of Directors wants the shareholders to note, however, that its position is to continue holding the Annual Meeting of Shareholders on the last Sunday of April of each year.

The Board of Directors recommends that shareholders vote in favor of this amendment.

Effectiveness of Resolution Number 1

If the shareholders approve Resolution Number 1 and Resolutions Number 4 and 5 at the Annual Meeting of Shareholders on April 24, 2005, or at any postponement, recess, suspension, or adjournment of said Annual Meeting, Resolution Number 1 will not become effective. In such case Resolution Number 1 will not become effective since Resolution Number 5 also proposes to amend Article 5-1 of the By-laws of Triple-S Management. Since the effectiveness of Resolution Number 5 depends upon the approval and enforceability of Resolution Number 4, the Board of Directors notifies you that Resolution Number 4 will be effective when the corresponding certificate of amendment to the Articles of Incorporation is filed at the Department of State as required by the General Corporations Law of 1995, as amended. At that time, Article 5-1 of the By-laws of Triple-S Management will be amended so that it reads as established by Resolution Number 5.

If Resolution Number 1 is approved before Resolutions Number 4 and 5, Resolution Number 1 will be effective immediately and Article 5-1 of the By-laws will read as established in this Resolution.

However, if Resolutions Number 4 and 5 are approved after the approval of Resolution Number 1, the amendments to the By-laws pursuant to the approval of Resolution Number 1 shall be substituted with the amendments proposed to Article 5-1 by Resolution Number 5 and its effectiveness shall be prospective. Said amendment shall be made after filing the corresponding certificate of amendment to the Articles of Incorporation at the Department of State so that Resolution Number 4 becomes effective, which also depends on the approval of Resolution Number 5.

Required Vote

This Resolution will be approved if its receives the affirmative vote of a majority or more of the issued and outstanding common shares with the right to vote present at the Meeting, pursuant to Section “A” of Article 9-1 of the By-laws of Triple-S Management.

PROPOSAL

RESOLUTION NUMBER 2

Resolution Number 2 is presented by the Board of Directors of Triple-S Management to amend Article 9-1 of the By-laws of Triple-S Management to harmonize its language with the Articles of Incorporation regarding the amount of issued and outstanding common shares with the right to vote required in order to approve certain amendments to the By-laws.

Resolution

Be it resolved, as this Annual Meeting of Shareholders hereby resolves, today, April 24, 2005, in San Juan, Puerto Rico, to amend Article 9-1 of the By-laws of Triple-S Management so that it reads as follows:

BY-LAWS

CHAPTER 9 – AMENDMENTS

9-1 AMENDMENTS

 ~~Amendments may be made to the By-laws when the following requirements are complied with and when the proposed amendments have been previously submitted to the Board of Directors and have been included in the notice for the Meeting.~~

A.	In order to amend these By-laws, the Board of Directors must consider and approve the proposed amendments, then the resolution to amend the By-laws must be notified and included in the notice for the shareholders’ meeting, and, lastly, at said meeting, the shareholders must approve the amendments pursuant to the voting requirements set forth herein:

1.	By the affirmative vote of a majority of the issued and outstanding common shares with the right to vote present at a validly constituted meeting of shareholders, except for those cases set forth below.

2.	By the affirmative vote of three-fourths (3/4) of the issued and outstanding common shares with the right to vote, in the case of Section “A” of Article 4-1 (that no person may hold five percent (5%) or more of the voting common shares of the Corporation), Article 6-2 (that prohibits cumulative voting), and Section “B” of Article 7-1 (that establishes that the Board of Directors will be divided into three staggered groups).

3.	By the affirmative vote of a majority of the issued and outstanding common shares with the right to vote, in the case of Article 3-1 regarding authorized capital.

4.	By the affirmative vote of such amount of votes or percentage of votes required by the Articles of Incorporation if the requirements established therein are greater than those established in this Article 9-1 for any particular matter that is contained in the Articles of Incorporation as well as in the By-laws.

~~Through a resolution approved by the majority of those shares of the Corporation issued and outstanding with the right to vote which are present at a meeting validly constituted, provided, however, that the Articles 4-1, Section “A”, 6-2 and 7-1, Section “B”, shall only be amended by the affirmative vote of three fourths (3/4) of the Corporation’s voting shares issued and outstanding which are present at a meeting validly constituted.~~

B.	The approved amendments will be certified by the President and the Secretary, in triplicate, with the seal of the Corporation.

C.	The amendments to the By-laws approved by the shareholders at a meeting or by referendum will be distributed to the shareholders.

Position of the Board or Directors

The Board of Directors recommends that you vote In Favor of this Resolution.

Reasons for Voting in Favor of the Resolution

Article 9-1 of the By-laws establishes the amount of the affirmative votes needed to amend the By-laws of Triple-S Management, which requires a majority of the issued and outstanding common shares with the right to vote that are present at a validly convened meeting. However, there are some exceptions which state that certain provisions of the By-laws may be amended by the affirmative vote of three-fourths (3/4) of the issued and outstanding common shares with the right to vote that are present at a validly constituted meeting, which conflicts with the requirements of the Articles of Incorporation regarding these same provisions.

In order to grant greater agility in the decision process of the shareholders and to harmonize the Articles of Incorporation and the By-laws, the Board of Directors understands that it is necessary to amend the voting requirements established in this Article 9-1 of the By-laws. It is necessary to adapt the By-laws so that they provide that the amendments to the Section “A” of Article 4-1, Article 6-2 and Section “B” of the Article 7-1 will be approved if they obtain the affirmative vote of three-fourths (3/4) of the issued and outstanding common shares with the right to vote. In addition, we include the provision of the Articles of Incorporation that provides that the authorized capital of Triple-S Management may be amended by the affirmative vote of a majority of the issued and outstanding common shares with the right to vote. That is to harmonize the By-laws with the requirements of the Articles of Incorporation regarding the amount of votes or percentage of votes needed to amend these provisions, which are higher than those indicated in the By-laws.

Effectiveness of Resolution Number 2

If the shareholders approve Resolution Number 2 and Resolutions Number 4 and 5 at the Annual Meeting of Shareholders on April 24, 2005, or at any postponement, recess, suspension, or adjournment of said Annual Meeting, Resolution Number 2 will not become effective. In such case, Resolution Number 2 will not become effective since Resolution Number 5 also proposes to amend Article 9-1 of the By-laws. Since the effectiveness of Resolution Number 5 depends upon the approval and enforceability of Resolution Number 4, the Board of Directors notifies you that Resolution Number 4 will be effective when the corresponding certificate of amendment to the Articles of Incorporation is filed at the Department of State as required by the General Corporations Law of 1995, as amended. At that time, Article 9-1 of the By-laws of Triple-S Management will read pursuant to Resolution Number 5.

If Resolution Number 2 is approved before Resolutions Number 4 and 5, Resolution Number 2 will be effective immediately and Article 9-1 of the By-laws will read as this Resolution.

However, if Resolutions Number 4 and 5 are approved after the approval of Resolution Number 2, Article 9-1 of the By-laws will be amended so that it reads pursuant to Resolution Number 5, and its effectiveness shall be prospective. Said amendment shall be made after filing the corresponding certificate of amendment to the Articles of Incorporation at the Department of State so that Resolution Number 4 becomes effective, which also depends on the approval of Resolution Number 5.

Required Vote

This Resolution will be approved if its receives the affirmative vote of a majority or more of the issued and outstanding common shares with the right to vote present at the Meeting, pursuant to Section “A” of Article 9-1 of the By-laws of Triple-S Management.

PROPOSAL

RESOLUTION NUMBER 3

Currently, the Articles of Incorporation and By-laws provide that a shareholder of Triple-S Management may only transfer his/her common shares to his/her descendants who are physicians or dentists, if such descendant complies with the twenty-one (21) common shares limit per person.

Resolution Number 3 is presented by the Board of Directors of Triple-S Management to amend Article Eighth of the Articles of Incorporation and Articles 4-2 and 4-3 of the By-laws of Triple-S Management to allow the transfer to any physician or dentist of one or more common shares of a shareholder, during his/her lifetime or upon his/her death, if no kind of payment, service, obligation, or other inducement has been or will be provided or rendered, and if said physician or dentist complies with the twenty-one (21) common shares limit requirement.

Resolution

Be it resolved, as this Annual Meeting of Shareholders hereby resolves, today, April 24, 2005, in San Juan, Puerto Rico, to amend Article Eighth of the Articles of Incorporation and Articles 4-2 and 4-3 of the By-laws of Triple-S Management so that they read as follows:

ARTICLES OF INCORPORATION

EIGHTH: TRANSFER OF COMMON SHARES

A.	A shareholder may, during his/her lifetime or upon his/her death, donate, bequeath, grant, or transfer one or more of his/her common shares to any other physician or dentist, if said shareholder and the physician or dentist that will receive the common shares comply with each and everyone of the following requirements and the same are evidenced to the Corporation’ s satisfaction:

1.	Deliver a prior written and duly executed notification to the Corporation regarding the donation, bequest, grant, or transfer;

2.	Deliver evidence to the Corporation that no kind of payment, service, obligation, or other inducement has been or will be provided or rendered;

3.	Deliver evidence to the Corporation of the fulfillment of the twenty-one (21) common shares per person limit requirement; and

4.	Deliver all evidence to the Corporation that is necessary to show the fulfillment of the conditions required to recognize and register the transfer of these common shares on the Corporation’s books.

B.	The Corporation will have the right of first refusal over its common shares if one or more of the common shares are sold, donated, bequeathed, granted, or transferred, in any manner, during a shareholder’s lifetime or upon his/her death, pursuant to a will or by operation of law: (1) to someone who is not a physician or dentist, or (2) when any kind of payment, service, obligation, or other inducement has been or will be provided or rendered.

C.	When a transfer of common shares is requested and (1) the transfer of common shares is to be made to a person who is not a physician or dentist, (2) any kind of payment, service, obligation, or other inducement has been or will be provided or rendered, or (3) the provisions in this Article regarding the transfer of common shares are not complied with, the Corporation may purchase them at the same price paid to the Corporation when the common shares were originally issued.

~~The Corporation will have the right of first refusal in the event of a sale, donation, or any other sale or cession of the shares of the Corporation. Any Shareholder who wishes to sell, donate, or in any other way sell or cede his/her shares of the Corporation, must first offer his shares to the Corporation in writing. The Corporation may then purchase said shares from the Shareholder for the same price he/she paid for them. However, in the event that said shares were donated or inherited through a will, or in any other way, to a person who is (1) a descendant of the Shareholder and (2) a physician or a dentist, then said person has the right to hold up to a maximum 21 shares.~~

BY-LAWS

CHAPTER 4 – ON THE COMMON STOCKS

~~4-2 The Corporation will have the right of first refusal in the event of a sale, donation, or any other sale or cession of the shares of the Corporation. Any Shareholder who wishes to sell, donate, or in any other way sell or cede his/her shares of the Corporation, must first offer his/her shares to the Corporation in writing. The Corporation shall then purchase said shares from the Shareholder for the same price he/she paid for them. However, in the event that the shares were donated or inherited through a will, or in any other way, to a person who is (1) a descendant of the Shareholder and (2) a physician or a dentist, then said person shall have the right to hold up to a maximum 21 shares.~~

~~4-3 SHAREHOLDER LISTING~~

4-2 LIST OF SHAREHOLDERS

The Secretary of the Corporation shall keep, or ensure the keeping of, a complete and exact register, in alphabetical order, of all the shareholders, including their address and the amount of shares registered under each shareholder  ~~holds, in the offices of the Corporation~~. Said register shall be readily available and may be photocopied during working hours, and shall be available for inspection by any shareholder, particularly, ten (10) days before a shareholders meeting, and when any other shareholder meeting is being held.

The Corporation’s register will constitute the only acceptable evidence to determine which shareholders have the right to inspect the Corporation’s Shareholders Register, the books of the Corporation, and to determine which shareholders have the right to vote in person or by proxy during any meeting or shareholders meeting.

Position of the Board or Directors

The Board of Directors recommends that you vote In Favor of this Resolution.

Reasons for Voting in Favor of the Resolution

At the Annual Meeting of Shareholders held on April 29, 2001, Resolution Number 5 was approved, recommending that the Board of Directors take the necessary steps in order to register the common shares of a shareholder on the books of Triple-S Management under the name of his/her spouse or his/her heirs, if they are physicians and dentists, and the twenty-one (21) common shares per person limit is not exceeded. At various Annual Meetings, the Board of Directors presented a resolution similar to this one. Said resolution was not approved, since two-thirds (2/3) of the issued and outstanding common shares required for its approval have not been present at the meetings.

Article Eighth of the Articles of Incorporation and Article 4-2 of the By-laws of Triple-S Management establish the right of first refusal Triple-S Management has over its common shares, unless these common shares are transferred to a descendant of a shareholder (children, grandchildren, great-grandchildren, etc.) who is a physician or dentist. These provisions do not allow a shareholder to donate, bequeath, grant, or transfer his/her common shares to any other physician or dentist (spouse, siblings, cousins, nieces/nephews, son-in-law/daughter-in-law, etc.) since they are not descendants of the shareholder. In these cases, Triple-S Management has the right of first refusal over its common shares and, therefore, has an obligation to redeem the same as provided in the Articles of Incorporation and the By-laws.

Some of our shareholders have expressed their wish to change these provisions of the Articles of Incorporation and By-laws so that they are able to donate, bequeath, grant, or transfer, during their lifetime or upon their death, when no kind of payment, service, obligation, or other inducement has been or will be provided or rendered, one or more of their common shares to any other physician or dentist. Among these shareholders, Dr. Arturo Flores-Gallardo has petitioned, in more than one occasion, that this amendment be approved.

In order to implement these changes, our shareholders must approve the amendments to the Articles of Incorporation and By-laws of Triple-S Management described in this Resolution. In addition, with these amendments we will avoid that Article Eighth of the Articles of Incorporation, as well as Article 4-2 of the By-laws, have the same language regarding the redemption and transfer of the common shares, which might be confusing.

The Board of Directors’ goal is that shareholders support and approve this Resolution as soon as possible in order to attend the shareholders’ requests regarding this issue.

Effectiveness of Resolution Number 3

If this Resolution Number 3 is approved at the Annual Meeting of Shareholders on April 24, 2005, or at any postponement, recess, suspension, or adjournment of said Meeting, this Resolution will be effective upon the filing of the corresponding Certificate of Amendment to the Articles of Incorporation at the State Department of Puerto Rico, as required by the General Corporation’s Law of Puerto Rico of 1995, as amended. Article Eighth of the Articles of Incorporation and Articles 4-2 and 4-3 of the By-laws of Triple-S Management will read as provided in this Resolution Number 3.

If our shareholders approve Resolution Number 3 and Resolutions Number 4 and 5 at the Annual Meeting of Shareholders on April 24, 2005 or at any postponement, recess, suspension, or adjournment of said Meeting, Resolution Number 3 will not be effective. This is due to the fact that Resolution Number 3 as well as Resolutions Number 4 and 5 propose to amend Article Eighth of the Articles of Incorporation and Articles 4-2 and 4-3 of the By-laws of Triple-S Management. Since the effectiveness of Resolution Number 5 depends upon the approval and effectiveness of Resolution Number 4, the Board of Directors informs you that Resolution Number 4 shall be effective upon the filing of the corresponding Certificate of Amendment to the Articles of Incorporation at the State Department of Puerto Rico. At this time, the amendments indicated in Resolutions Number 4 and 5 shall be incorporated into the Articles of Incorporation and By-laws of Triple-S Management.

However, if Resolutions 4 and 5 are approved after the approval of Resolution Number 3, the Articles of Incorporation and By-laws will read as provided in Resolutions Number 4 and 5, respectively, and their effectiveness shall be prospective. Said amendments shall be made after the corresponding Certificate of Amendment to the Articles of Incorporation is filed at the State Department so that Resolution Number 4 becomes effective, which also depends on the approval of Resolution Number 5.

Required Vote

This Resolution will be approved if it receives the affirmative vote of two-thirds (2/3) or more of the issued and outstanding common shares with the right to vote, pursuant to Article Thirteenth of the Articles of Incorporation of Triple-S Management.

PROPOSAL

RESOLUTION NUMBER 4

Resolution Number 4 is presented by the Board of Directors of Triple-S Management to amend and renumber Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, and Thirteenth of the Articles of Incorporation of Triple-S Management to establish that the authorized capital of Triple-S Management will be divided into two classes of common shares: (1) Voting Common Shares, which are the common shares authorized by Triple-S Management since its origins, in other words, the existing common shares, and (2) Non-Voting Common Shares, which are not available for purchase, since they will only be issued so that one or more of the voting common shares of a shareholder may be exchanged, upon his/her death, for an equal amount of non-voting common shares for the benefit of his/her heirs or surviving spouse when they are not physicians or dentists, subject to, among other requirements to be complied with, the twenty-one (21) common shares per person limit. In addition, this Resolution will include the revisions of some provisions in order to improve or correct the text or language of the Articles of Incorporation.

Resolution

Be it resolved, as this Annual Meeting of Shareholders hereby resolves, today, April 24, 2005, in San Juan, Puerto Rico, to amend and renumber Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, and Thirteenth of the Articles of Incorporation of Triple-S Management so that they read as follows:

ARTICLES OF INCORPORATION

FOURTH:	The nature of the business and the object and purposes proposed to be transacted, promoted, and carried on for pecuniary profit, in the same manner as done by any natural person in any part of the world, are as follows:

A.	The Corporation shall be the stock holding company for ~~the~~ entities engaged in the insurance business and other businesses related to insurance, ~~and~~ to other types of business entities and other activities.

B.	...

The preceding clauses will be interpreted as powers as well as objectives and purposes, and what is expressed in said clauses ~~the statements expressed in each clause~~ will not be limited by reference or inference by the content of any other clause unless herein indicated to the contrary, and the same will be considered independent objectives.

FIFTH:	The authorized capital of the Corporation will be One Million Dollars ($1,000,000.00) divided into the following two classes of common shares:

A.	Voting Common Shares: This class will consist of twelve thousand five hundred (12,500) common shares with a par value of Forty Dollars ($40).

B.	Non-Voting Common Shares: This class will consist of twelve thousand five hundred (12,500) common shares with a par value of Forty Dollars ($40).

~~The authorized capital of the corporation will be FIVE HUNDRED THOUSAND DOLLARS ($500,000) divided in TWELVE THOUSAND FIVE HUNDRED (12,500) common shares with a par value of FORTY DOLLARS ($40).~~

SIXTH:	The preferences, rights, privileges, and restrictions of the Voting Common Shares are:

A.	These are the voting common shares that the Corporation has authorized since its origin.

B.	These common shares will have the right to one vote per share.

C.	The voting common shares may be exchanged for an equal amount of non-voting common shares upon the death of a shareholder for the benefit of those natural persons who are his/her heirs or surviving spouse if they are not physicians or dentists.

1.	The exchange of one or more of these common shares may take place if the person to whom the exchange will be made, in addition, complies with each and every one of the following requirements and the same are evidenced to the Corporation’s satisfaction:

a.	Deliver a prior written and duly executed request to the Corporation asking for the exchange of the voting common shares for non-voting common shares and to register the exchanged common shares under his/her name on the Corporation’s books;

b.	Deliver evidence to the Corporation that no kind of payment, service, obligation, or other inducement has been or will be provided or rendered;

c.	Deliver evidence to the Corporation of the fulfillment of the twenty-one (21) common shares per person limit requirement; and

d.	Deliver all evidence to the Corporation that is necessary to show the fulfillment of the conditions required to exchange and register the exchanged common shares on the Corporation’s books.

2.	When an exchange of common shares is requested and (a) the exchange is to be made for the benefit of a person who is not his/her heir or surviving spouse, (b) any kind of payment, service, obligation, or other inducement has been or will be provided or rendered, or (c) the provisions in this Article regarding the exchange of voting common shares are not complied with, the Corporation may purchase them at the same price paid to the Corporation when the common shares were originally issued.

SEVENTH:	The preferences, rights, privileges, and restrictions of the Non-Voting Common Shares are:

A.	These common shares will not be available for purchase and will only be issued for the benefit of those natural persons that are heirs or the surviving spouse of a shareholder who owns voting common shares if these persons are not physicians or dentists.

B.	These common shares will not have the right to vote.

C.	The shareholders who own these common shares will not have the right to be convened to the Corporation’s shareholder meetings or in any process for a written consent (referendum), except for those matters in which the law recognizes them the right to vote.

D.	The non-voting common shares may be exchanged for an equal amount of voting common shares during the lifetime or upon the death of a shareholder when any of the following events take place: (1) that a person, after being a shareholder, who owns non-voting common shares, becomes a physician or dentist, or (2) that a physician or dentist receives a donation, bequest, grant, or transfer of non-voting common shares.

1.	The exchange of one or more of these common shares may take place if the physician or dentist to whom the exchange will be made, in addition, complies with each and every one of the following requirements and the same are evidenced to the Corporation’s satisfaction:

a.	Deliver a prior written and duly executed request to the Corporation asking for the exchange of the non-voting common shares for voting common shares and to register the exchanged common shares under his/her name on the Corporation’s books;

b.	Deliver evidence to the Corporation that no kind of payment, service, obligation, or other inducement has been or will be provided or rendered;

c.	Deliver evidence to the Corporation of the fulfillment of the twenty-one (21) common shares per person limit requirement; and

d.	Deliver all evidence to the Corporation that is necessary to show the fulfillment of the conditions required to exchange and register the exchanged common shares on the Corporation’s books.

2.	When an exchange of common shares is requested and (a) the exchange is to be made for the benefit of a person who is not a physician or dentist, (b) any kind of payment, service, obligation, or other inducement has been or will be provided or rendered, or (c) the provisions in this Article regarding the exchange of non-voting common shares are not complied with, the Corporation may purchase them at the same price paid to the Corporation when the common shares were originally issued.

~~SIXTH:~~

EIGHTH:	HOLDING OF COMMON SHARES

A.	Only physicians and dentists shall be shareholders owning voting common shares of the Corporation. However, it is provided that those entities, such as the College of Dental Surgeons of Puerto Rico, Bella Vista Hospital, and Menonita Hospital, among others, who acquired common shares of Triple-S, Inc., may remain as shareholders owning voting common shares of Triple-S Management Corporation with all of the rights, preferences, privileges, and restrictions provided in the Articles of Incorporation for the voting common shares, except for the right to transfer them in any manner or to exchange them for non-voting common shares.

B.	No person may have more than twenty-one (21) common shares registered under his/her name on the books of the Corporation.

C.	No person may hold five percent (5%) or more of the voting common shares registered under his/her name on the books of the Corporation, as provided in the Blue Cross and Blue Shield Association (BCBSA) license.

~~Only physicians and dentists shall be Shareholders of the Corporation. No person may own more than 21 shares, or five percent (5%) or more, of the Corporation’s voting shares issued and outstanding. However, organizations such as hospitals, laboratories, and the College of Dental Surgeons of Puerto Rico, who had originally acquired shares of the subsidiary Triple-S, Inc., can convert them into shares of this Corporation. These are: College of Dental Surgeons of Puerto Rico, Bella Vista Hospital, Mennonite Hospital, and the Central Urological Society.~~

~~SEVENTH:~~

NINTH:	VOTING RIGHT

A.	Each shareholder with the right to vote on a matter will be entitled at the meetings to as many votes as common shares are registered under his/her name on the books of the Corporation.

B.	Cumulative voting, as contemplated in the General Corporations Law of Puerto Rico, as amended, or any other law, regulation, or provision, is expressly prohibited.

~~Each Shareholder shall be entitled to as many votes as shares are registered in his name in the corporate books. The cumulative vote, as states in the Puerto Rico Corporations General Law or any other law, regulation or provision, is expressly prohibited.~~

~~EIGHTH:~~

TENTH:	TRANSFER OF COMMON SHARES

A.	Voting Common Shares:

1.	A shareholder who owns voting common shares may, during his/her lifetime or upon his/her death, donate, bequeath, grant, or transfer one or more of his/her common shares to any other physician or dentist, if said shareholder and the physician or dentist that will receive the common shares comply with each and everyone of the following requirements and the same are evidenced to the Corporation’s satisfaction:

a.	Deliver a prior written and duly executed notification to the Corporation regarding the donation, bequest, grant, or transfer;

b.	Deliver evidence to the Corporation that no kind of payment, service, obligation, or other inducement has been or will be provided or rendered;

c.	Deliver evidence to the Corporation of the fulfillment of the twenty-one (21) common shares per person limit requirement; and

d.	Deliver all evidence to the Corporation that is necessary to show the fulfillment of the conditions required to recognize and register the transfer of these common shares on the Corporation’s books.

2.	The Corporation will have the right of first refusal over these common shares if one or more of them are sold, donated, bequeathed, granted, or transferred in any manner, during a shareholder’s lifetime or upon his/her death, pursuant to a will or by operation of law: (a) to someone who is not a physician or dentist, or (b) when any kind of payment, service, obligation, or other inducement has been or will be provided or rendered.

3.	When a transfer of common shares is requested and (a) the transfer is to be made to a person who is not a physician or dentist, (b) any kind of payment, service, obligation, or other inducement has been or will be provided or rendered, or (c) the provisions in this Article regarding the transfer of voting common shares are not complied with, the Corporation may purchase them at the same price paid to the Corporation when the common shares were originally issued.

B.	Non-Voting Common Shares:

1.	A shareholder who owns non-voting common shares may, during his/her lifetime or upon his/her death, donate, bequeath, grant, or transfer all or part of his/her common shares to any other natural person, if said natural person that will receive the common shares complies with each and everyone of the following requirements and the same are evidenced to the Corporation’s satisfaction:

a.	Delivery a prior written and duly executed notification to the Corporation regarding the donation, bequest, grant, or transfer;

b.	Deliver evidence to the Corporation that no kind of payment, service, obligation, or other inducement has been or will be provided or rendered;

c.	Deliver evidence to the Corporation of the fulfillment of the twenty-one (21) common shares per person limit requirement; and

d.	Deliver all evidence to the Corporation that is necessary to show the fulfillment of the conditions required to recognize and register the transfer of these common shares on the Corporation’s books.

2.	The Corporation will have the right of first refusal over these common shares if one or more of them are sold, donated, bequeathed, granted, or transferred in any manner, during a shareholder’s lifetime or upon his/her death, pursuant to a will or by operation of law: (a) to someone who is not a natural person, or (b) when any kind of payment, service, obligation, or other inducement has been or will be provided or rendered.

3.	When a transfer of common shares is requested and (a) the transfer is to be made to a person who is not a natural person, (b) any kind of payment, service, obligation, or other inducement has been or will be provided or rendered, or (c) the provisions in this Article regarding the transfer of non-voting common shares are not complied with, the Corporation may purchase them at the same price paid to the Corporation when the common shares were originally issued.

~~The Corporation will have a right of preferential acquisition in the event of a sale, donation or other sale or assignment of the Corporation shares. Any Shareholder, who wishes to sell, donate or otherwise sell or assign its shares in the Corporation, will first have to make an offer in writing to the Corporation. The Corporation will then proceed to purchase said shares from the Shareholder at the same price paid by him for the shares. However, in the event that said shares have been donated or bequeathed through Will or otherwise to a person who is (1) a descendant of the Shareholder and (2) a doctor or dentist, then said person will have the right to be the holder of said shares up to a maximum of 21 shares.~~

~~NINTH:~~

ELEVENTH:	The Board of Directors of the Corporation may not authorize the sale of any of the common shares of its subsidiary, Triple-S, Inc., without first having approved a resolution to that effect through the affirmative vote of three-fourths (3/4) of the members of the Board of Directors. If said resolution is approved, it will be submitted to the shareholders of the Corporation who have the right to vote on this matter for their consideration in a Special Shareholders Meeting called for this purpose. The resolution to recommend the sale of the Triple-S, Inc.’s common shares will have to be approved by the affirmative vote of two-thirds (2/3) of the issued and outstanding common shares with the right to vote ~~of the Corporation~~ in the special meeting. Common shares of the subsidiary Triple-S, Inc. will not be sold until compliance with these requirements has been met.

~~TENTH:~~

TWELFTH:	~~The names and addresses of each one of the Incorporates are the following:~~

The persons who incorporated Triple-S Management Corporation, pursuant to the original Articles of Incorporation were:

1.	...

2.	...

3.	...

4.	...

5.	...

6.	...

7.	...

8.	...

9.	...

10.	...

11.	...

12.	...

13.	...

14.	...

15.	...

16.	...

17.	...

18.	...

19.	Vacancy * (This vacancy was due to the death of a director.)

~~* In the event there is a vacant position due to the recent death of a director.~~

~~The Incorporators’ physical and postal address is as follows:~~

~~1441 F.D. Roosevelt Ave., San Juan, Puerto Rico 00920~~
~~PO Box 363628, San Juan, Puerto Rico 00936-3628~~

~~ELEVENTH:~~

THIRTEENTH:

A.	...

B.	...

C.	...

D.	...

E.	The first Board of Directors of Triple-S Management Corporation was composed by the following persons:

~~will be composed of the following persons, who will hold their charges until the date herein indicated:~~

1.	...

2.	...

3.	...

4.	...

5.	...

6.	...

7.	...

8.	...

9.	...

10.	...

11.	...

12.	...

13.	...

14.	...

15.	...

16.	...

17.	...

18.	...

19.	Vacancy * (This vacancy was due to the death of a director.)

~~* At present there is one position vacant due to the recent death of a director.~~

~~TWELFTH:~~

FOURTEENTH:

The ~~c~~Corporation will have perpetual existence.

~~THIRTEENTH:~~

FIFTEENTH:	AMENDMENTS

A.	In order to amend these Articles of Incorporation, the Board of Directors must consider and approve the proposed amendments, then the resolution to amend the Articles of Incorporation must be notified and included in the notice of the shareholders’ meeting, and, lastly, at said meeting, the shareholders must approve the amendments with the affirmative vote of two-thirds (2/3) of the issued and outstanding common shares with the right to vote on such matter, provided that:

1.	Article Fifth, which provides that the authorized capital may be amended through the affirmative vote of a majority of the Corporation’s issued and outstanding common shares with the right to vote on such matter.

2.	Section “C” of Article Eighth (that no person may hold five percent (5%) or more of the voting common shares of the Corporation), Section “B” of Article Ninth (that prohibits cumulative voting), and Section “B” of Article Thirteenth (that the Board of Directors shall be divided into three staggered groups), may only be amended by the affirmative vote of three-fourths (3/4) of the issued and outstanding common shares with the right to vote on such matter.

 ~~In order to amend these Articles of Incorporation, an affirmative vote of no less than two thirds (2/3) of the voting shares issued and outstanding, provided, however, that Article FIFTH, which provides the authorized capital, may be amended through an affirmative vote by a majority of the Corporation’s voting shares issued and outstanding, and the Articles SIXTH, SEVENTH AND ELEVENTH, Section B, shall only be amended by an affirmative vote of three fourths (3/4) of the voting shares of the Corporation issued and outstanding.~~

B.	Despite the provisions of Chapter 9 (Sales of Assets; Dissolution) and Chapter 10 (Fusion or Consolidation) of the 1995 General Corporations Law, as amended, the approval of the transactions provided for therein shall be done through the affirmative vote of two-thirds (2/3) of the issued and outstanding common shares with the right to vote on such matter. ~~voting of the Corporation.~~

Position of the Board or Directors

The Board of Directors recommends that you vote In Favor of this Resolution.

Reasons for Voting in Favor of the Resolution

The approval of this Resolution Number 4, which proposes amendments to our Articles of Incorporation, is conditioned to the approval of Resolution Number 5. Both Resolutions have the purpose to establish that the authorized capital of Triple-S Management will be divided into two classes of common shares: (1) Voting Common Shares, which are the common shares authorized by Triple-S Management since its origins, in other words, the existing common shares, and (2) Non-Voting Common Shares, which are not available for purchase, since they will only be issued so that one or more of the voting common shares of a shareholder may be exchanged, upon his/her death, for an equal amount of non-voting common shares for the benefit of his/her heirs or surviving spouse when they are not physicians or dentists, subject to, among other requirements to be complied with, the twenty-one (21) common shares per person limit. In addition, this Resolution will include the revisions of some provisions in order to improve or correct the text or language of the Articles of Incorporation.

These amendments to our Articles of Incorporation will achieve the approval of a fundamental act of justice for our shareholders by allowing their heirs or surviving spouse to be shareholders who own non-voting common shares of Triple-S Management upon the death of a shareholder when these persons are not physicians or dentists. This is achieved by establishing that the authorized capital of Triple-S Management will be divided into two classes of common shares: Voting Common Shares and Non-Voting Common Shares, issued so that the existing common shares may be exchanged for an equal amount of non-voting common shares. Therefore, these non-voting common shares will not be sold, since they shall only be issued on behalf of the heir or surviving spouse of a shareholder when these are not physicians or dentists.

These new non-voting common shares shall have essentially all of the same rights, prerogatives, and limitations of the existing voting common shares, except for the right to attend, participate, and vote at shareholders’ meetings. A shareholder who owns non-voting common shares may be nominated to occupy a position as director of the Board as a representative of the community if such person is not a physician or dentist, but in order to qualify and perform the duties as a director, Triple-S Management must issue one voting common share to said director, pursuant to the By-laws and if he/she complies with the twenty-one (21) common shares per person limit.

In addition, these new non-voting common shares may be exchanged for voting common shares, with the right to vote, attend, and participate in the shareholders’ meetings if: (1) said shareholder, who owns non-voting common shares, becomes a physician or dentist and requests the exchange of his/her non-voting common shares for voting common shares, or (2) a physician or dentist receives a donation, bequest, grant, or transfer of non-voting common shares.

On the other hand, through this Resolution and the amendments proposed thereby, our shareholders, who are physicians or dentists, may also donate, bequeath, grant, or transfer, during his/her lifetime or upon his/her death, one or more of his/her voting common shares to any other physician or dentist if pursuant to such donation, bequest, grant, or transfer when no kind of payment, service, obligation, or other inducement has been or will be provided or rendered, the twenty-one (21) common shares per person limit is complied with, and every one of the requirement established in the Articles of Incorporation are performed.

Principal Effect to the Shareholders of the Amendments

The proposed new class of non-voting common shares will not affect the existing rights of the shareholders who own voting common shares, since the new class of non-voting common shares to be created will have fewer rights than the existing voting common shares presently have.

If the amendments proposed in this Resolution are approved, the composition of our class of shareholders will change, by allowing persons who are not physicians or dentists to become shareholders of Triple-S Management. Therefore, our shareholder base will be composed of: Shareholders who own Voting Common Shares and Shareholders who own Non-Voting Common Shares.

The Board of Directors encourages our shareholders to vote in favor of the proposed amendments to the Articles of Incorporation in this Resolution Number 4. In this way, pursuant to the wish of a vast majority of our shareholders, their heirs and surviving spouse may preserve the participations of the existing shareholders of Triple-S Management even though they are not physicians or dentists, since they may exchange the voting common shares for non-voting common shares and therefore may request that Triple-S Management register the non-voting common shares in the shares registry under the name of such heir or surviving spouse, who then would become shareholders who own non-voting common shares of Triple-S Management.

Effectiveness of Resolution Number 4

The effectiveness of the amendments to the Articles of Incorporation proposed in this Resolution Number 4 depends and is subject to the approval of Resolution Number 5 that appears in this Proxy Statement, which proposes several parallel amendments to the By-laws. Therefore, this Resolution Number 4 will become effective if the shareholders also approve Resolution Number 5.

However, if Resolution Number 5 and Resolution Number 4 are approved at the Annual Meeting of Shareholders on April 24, 2005, or at any postponement, recess, suspension, or adjournment of the Meeting, this Resolution will become effective when the corresponding certificate of amendment to the Articles of Incorporation is filed with the State Department of Puerto Rico, pursuant to the General Corporations Law of Puerto Rico of 1995, as amended. At this time, the Articles of Incorporation and By-laws of Triple-S Management will be amended as provided in Resolutions Number 4 and 5, respectively.

Required Vote

This Resolution will be approved if it receives the affirmative vote of three-fourths (3/4) or more of the issued and outstanding common shares with the right to vote, pursuant to Article Thirteenth of the Articles of Incorporation of Triple-S Management.

PROPOSAL

RESOLUTION NUMBER 5

Resolution Number 5 is presented by the Board of Directors of Triple-S Management to amend Chapters 1, 2, 3, 4, 5, 6, 7, 8, 9, and 10 of the By-laws of Triple-S Management to establish that the authorized capital of Triple-S Management will be divided into two classes of common shares: (1) Voting Common Shares, which are the common shares authorized by Triple-S Management since its origins, in other words, the existing common shares, and (2) Non-Voting Common Shares, which are not available for purchase, since they will only be issued so that one or more of the voting common shares of a shareholder may be exchanged, upon his/her death, for an equal amount of non-voting common shares for the benefit of his/her heirs or surviving spouse when they are not physicians or dentists, subject to, among other requirements to be complied with, the twenty-one (21) common shares per person limit. In addition, this Resolution will include the revisions of some provisions in order to improve or correct the text or language of the By-laws.

Resolution

Be it resolved, as this Annual Meeting of Shareholders hereby resolves, today, April 24, 2005, in San Juan, Puerto Rico, to amend Chapters 1, 2, 3, 4, 5, 6, 7, 8, 9, and 10 of the By-laws of Triple-S Management so that they read as follows:

BY-LAWS

CHAPTER 1

1-1	The shareholders of “Triple-S Management Corporation” (hereinafter the “Corporation”), adopt these amended By-laws to regulate the proceedings of the Corporation and be applicable to the administration of its business.

 ~~The Incorporators of Triple-S Management Corporation, adopt the present BY-LAWS which will regulate the proceedings of the Corporation and be applicable to the administration of its business.~~

1-2	These By-laws may be amended or repealed by the shareholders of the Corporation, pursuant to these By-laws.

~~The By-Laws herein approved will be submitted to the Shareholders, who may adopt, amend or derogate the same.~~

1-3	The Corporation will use a circular seal with the name “Triple-S Management Corporation” in its circumference.

CHAPTER 2 — BOARD OF DIRECTORS

2-1	The Board of Directors will be composed of nineteen (19) ~~members~~ persons.

2-2	Of the nineteen (19) directors who will compose the Board of Directors, ten (10) must be representatives of the community and non-physicians or dentists.

CHAPTER 3 — CAPITAL IN SHARES

3-1	The authorized capital of the Corporation will be One Million Dollars ($1,000,000.00) divided into the following two classes of common shares:

A.	Voting Common Shares: This class will consist of twelve thousand five hundred (12,500) common shares with a par value of Forty Dollars ($40).

B.	Non-Voting Common Shares: This class will consist of twelve thousand five hundred (12,500) common shares with a par value of Forty Dollars ($40).

~~The Corporation may issue up to twelve thousand five hundred (12,500) common shares with a par value of FORTY DOLLARS ($40).~~

3-2.	The preferences, rights, privileges, and restrictions of the common shares are established in the Articles of Incorporation of the Corporation.

~~The Corporation will use a circular seal measuring 1-7/8 in diameter with the name of Triple-S Management Corporation around its circumference.~~

CHAPTER 4 — ON THE COMMON SHARES

The ~~Incorporators~~shareholders declare and agree, and so establish in these Amended By-laws that for the purpose of creating, defining, limiting, and handling the rights and privileges of the shareholders, in addition to those rights and privileges provided in the Articles of Incorporation, the following provisions are established:

4-1	HOLDING OF COMMON SHARES

~~SALE OF COMMON SHARES~~

A.	No person may have more than twenty-one (21) common shares registered under his/her name on the books of the Corporation.

~~No person may own more than twenty-one (21) shares, or five percent (5%) or more, of the Corporation’s voting shares issued and outstanding.~~

B.	No person may hold five percent (5%) or more of the voting common shares registered under his/her name on the books of the Corporation, as provided in the Blue Cross and Blue Shield Association (BCBSA) license.

C.	The issuance by the Corporation or transfer, in any manner, by the shareholders of the voting common shares shall be exclusively limited to physicians and dentists. However, it is provided that those entities, such as the College of Dental Surgeons of Puerto Rico, Bella Vista Hospital, and Menonita Hospital, among others, who acquired common shares of Triple-S, Inc., may remain as shareholders owning voting common shares of Triple-S Management Corporation with all of the rights, preferences, privileges, and restrictions provided in the Articles of Incorporation for the voting common shares, except for the right to transfer them in any manner or to exchange them for non-voting common shares.

~~The sales of shares will be exclusively limited to physicians and dentists. However, organizations such as hospitals, laboratories, and the College of Dental Surgeons of Puerto Rico, who had originally acquired shares of Triple-S, Inc., may continue as stockholders of Triple-S Management Corporation, with all the rights. In addition, the members of the Board of Directors who represent the community will be Shareholders as long as they remain on the Board.~~

D.	The Corporation will issue, free of charge, one voting common share to the directors of the Board who represent the community, while they continue as members of the Board, with the only purpose of qualifying them for the position of director of the Corporation. Said qualifying voting common share issued to the representatives of the community will automatically revert to the Corporation when they cease to be directors of the Corporation.

~~The members of the Board of Directors who represent the community, as long as they remain as members of the Board, will receive one share of the Corporation, free of charge, with the single purpose of qualifying them for the position of Director of the Corporation. Said community representatives shall return the qualifying share that had received when their duties as Directors of the Corporation end.~~

~~4-2~~ 	 ~~The Corporation will have the right of first refusal in the event of a sale, donation, or any other sale or cession of the shares of the Corporation. Any Shareholder who wishes to sell, donate, or in any other way sell or cede his/her shares of the Corporation, must first offer his/her shares to the Corporation in writing. The Corporation shall then purchase said shares from the Shareholder for the same price he/she paid for them. However, in the event that the shares were donated or inherited through a will, or in any other way, to a person who is (1) a descendant of the Shareholder and (2) a physician or a dentist, then said person shall have the right to hold up to a maximum 21 shares.~~

~~4-3~~ 	 ~~SHAREHOLDER LISTING~~

4-2.	LIST OF SHAREHOLDERS

The Secretary of the Corporation shall keep, or ensure the keeping of, a complete and exact register, in alphabetical order, of all the shareholders, including their address and the amount of shares registered under each shareholder  ~~holds, in the offices of the Corporation.~~ Said register shall be readily available and may be photocopied during working hours, and shall be available for inspection by any shareholder, particularly, ten (10) days before a shareholders meeting, and when any other shareholder meeting is being held.

The Corporation’s register will constitute the only acceptable evidence to determine which shareholders have the right to inspect the Corporation’s Shareholders Register, the books of the Corporation, and to determine which shareholders have the right to vote in person or by proxy during any meeting or shareholders meeting.

CHAPTER 5 — MEETINGS

5-1	ANNUAL MEETING

The Annual Meeting of Shareholders of Triple-S Management Corporation will be held at the Corporation’s main office or at any other place in Puerto Rico as determined by the Board of Directors from time to time, at the place indicated in the Notice of Meeting, at 9:00 am, on the last Sunday in April of each year or, as an exception, at such other date which is closest to the last Sunday of the month of April as determined by the Board due to any legal requirement applicable to the Corporation. The purpose of the Meeting will be to fill any vacancies of the Board of Directors, receive and consider reports from officials regarding the business of the Corporation, and resolve any other matters that are properly submitted for consideration. However, neither the Articles of Incorporation nor the By-laws may be amended unless the shareholders, who have the right to vote at the meeting, have been previously notified that among the matters that are being considered at the meeting are amendments to the Articles of Incorporation and By-laws.

5-2	SPECIAL MEETINGS

The Chairman of the Board of Directors, a majority of the Board of Directors, or shareholders who ~~hold~~ own 25% or more of the ~~registered voting shares~~ issued and outstanding common shares with the right to vote at the shareholders’ meetings may call special shareholders’ meetings to be held at the place and time established by the notice of meeting, and for the purposes expressed therein. The special meetings (special shareholders meetings) should be notified no less than ten (10) days or more than thirty (30) days before said meeting. The special shareholders’ meetings must be notified in the same manner as annual shareholders’ meetings.

5-3	NOTICE OF MEETINGS

The notices for ~~every~~ the annual shareholders’ meetings ~~of the Shareholders~~ shall be given to each shareholder ~~entitled to vote,~~ by delivering the same personally, or by mailing such notice to him, at the address which appears on the records of the Corporation during a period of no less than twenty (20) and no more than sixty (60) days prior to the meeting. Along with this notice, all shareholders with the right to vote at the annual shareholders’ meeting will receive copies of the Corporation’s and its subsidiaries’ consolidated financial statements. The notice shall indicate the place and the date the shareholders’ meeting will be held, and the matter or matters to be considered during the Meeting.

5-4	NOTICE — Substitute

If the directors and officers of the Corporation should refrain from calling and celebrating, at its designated time, an Annual Meeting, five shareholders who own voting common shares may call for and celebrate said Meeting as required in these By-laws. In case an officer does not attend said Meeting, one of the shareholders present may be elected to substitute, provisionally, said officer. Decisions made at the Meeting will be valid, as if made at an Annual Meeting, and will be registered in the corporate books of the Corporation.

5-5	QUORUM

Notice to attend annual and special meetings will be sent to all shareholders with the right to vote at the meeting whose names appear in the Corporate Registry, twenty (20) days prior to the ~~meeting~~ date of the shareholder meeting.

At the annual or special meetings, a majority of the issued and outstanding voting common shares ~~issued and outstanding~~ shall constitute a quorum; and if at the appointed time quorum is not reached, the meeting will be postponed for a half hour, after which one-third (1/3) of the issued and outstanding voting common shares ~~issued and outstanding~~ present at the shareholders’ meeting will constitute a quorum. If quorum is not reached, the meeting shall be scheduled thirty (30) days hence, when one-third (1/3) of the issued and outstanding voting common shares ~~issued and outstanding~~ present at the shareholders’ meeting will constitute a quorum. If a quorum is not reached pursuant to the regulation, as many new meetings as necessary may be scheduled, with the same one-third (1/3) ~~requirement~~ of the issued and outstanding voting common shares present at the shareholders’ meeting.

At the time of voting on a particular matter, the requirements to constitute quorum established in the preceding paragraph shall apply to any class of the Corporation’s shares that by law are entitled to vote as a class.

CHAPTER 6 — VOTING RIGHT

6-1	Each shareholder with the right to vote on a matter will be entitled, at the meetings, to as many votes as common shares are registered under his/her name on the books of the Corporation. The vote may be in person or, if absent, via certified mail or by proxy. No vote sent by mail or by proxy will be valid unless issued with the shareholder’s signature or its duly authorized proxy holder, and it is received on time to be voted at ~~before~~ the Meeting for which ~~destined begins~~ it is intended. No proxy will be valid after its expiration date.

6-2	CUMULATIVE VOTING — Prohibition

Cumulative voting ~~vote~~, as contemplated in the General Corporations Law of Puerto Rico, as amended, or any other law, regulation, or provision, is expressly prohibited.

6-3	Any proxy holder designated by a shareholder ~~of record~~ who owns voting common shares must be a shareholder who owns voting common shares or a participating doctor or dentist who has a contract in effect with the subsidiary Triple-S, Inc.

CHAPTER 7 – ELECTIONS

7-1	BOARD OF DIRECTORS – ELECTION

A.	The election of directors ~~members to the Board of Directors~~ will take place ~~during~~ at the Annual Meeting of the Shareholders duly ~~called~~ convened and will be by ballot. The ~~members necessary~~ persons required to complete the total of nineteen (19) directors will be elected each year.

~~The directors will be elected~~ Each director shall be elected if they receive the affirmative vote of a majority of the votes of the issued and outstanding voting common shares in the election of directors that are represented in person or by proxy at the meeting.

7-2	DIRECTORS’ REQUIREMENTS

In order to be a Director of the Corporation, every person must at least meet the following requirements.

A.	...

D.	~~In the case of~~ The directors, who are physicians or dentists, ~~they~~ should have at least one voting common share registered under his/her name on Triple-S Management’s books and be active participants in the Subsidiary of Triple-S, Inc., and have been so during at least two (2) years prior to their nomination as directors in the Corporation.

E.	The directors that are representatives of the community may or may not be owners of non-voting common shares, but in order to qualify as directors and perform their functions as such, they must be shareholders who hold voting common shares. The Corporation will issue one qualifying voting common share under the name of this director if he/she complies with the twenty-one (21) common shares per person limit. Pursuant to Article 4-1-D of the By-laws, said share will automatically revert to the Corporation when the director ceases his/her functions as director of the Corporation.

CHAPTER 8 — DIRECTORS

8-1	BOARD OF DIRECTORS — POWERS

A.	The Board of Directors will be composed of nineteen (19) ~~members~~ directors elected by the shareholders‘ ~~at the~~ meeting, or by the Board of Directors in case of vacancies, and will exercise the corporation’s powers and the management of its business in accordance with the General Corporations Law of Puerto Rico, as amended, the Articles of Incorporation and By-laws of the Corporation, as well as the guidelines issued by the shareholders of the Corporation.

B.	...

C.	In order to become a Director of the Corporation, you must be a shareholder who holds voting common shares of the Corporation.

D.	...

E.	Of the nineteen (19) ~~members~~ directors of the Board of Directors, ten (10) must be representatives of the community and/or subscribers and not medical doctors or dentists.

F.	Board Meetings

1.	...

2.	...

3.	The Chairperson of the Board of Directors may convene extraordinary meetings of the Board to be held at the place, date, and time established in the notice to the meeting and for the purposes expressed therein.

4.	...

G.	...

8-3	ACTS OF THE BOARD OF DIRECTORS — Referendum

Save provision to the contrary ~~foreseen~~ provided in the Articles of Incorporation or the General Corporations Law of Puerto Rico, as amended, any act or agreement required or permitted to be taken in any meeting of the Board of Directors or any of its committees, may be executed without requiring a meeting to the effect if all the members of the Board of Directors or of the Committee, whichever the cases, consent to it in writing and said written approval is submitted and incorporated to the minutes of the meetings of the Board of Directors or the Committee.

8-11	COMMITTEES

B.	Audit Committee

The Board of Directors shall appoint at least five (5) Directors to this Committee.

Each Director that is a member of the Committee shall comply with the independence requirements that have been adopted and approved by the Board of Directors.

The Chair of this Committee shall be appointed by the Directors that are members of the Committee.

This Committee shall meet at least once every three months and as many times as deemed necessary. The decisions of the Audit Committee shall be by a majority of the Directors present at each meeting.

The Committee’s main responsibilities will be to:

1.	...

2.	...

3.	...

4.	...

5.	...

6.	...

7.	Appoint or terminate the ~~Director~~ Officer in charge of the Internal Audit Office.

8-14	CAUSES FOR REMOVAL OF DIRECTORS AND EXECUTIVE OFFICERS NAMED TO THE BOARD OF DIRECTORS

The following will be considered just cause for the removal of officers:

1.	...

2.	...

3.	...

4.	...

5.	...

6.	...

7.	...

8.	...

9.	...

10.	...

11.	Violate in a consistent manner the Articles of Incorporation or the By-laws and Regulations of the Corporation, as well as the General Corporations Law of Puerto Rico, as amended, and/or the agreements approved in the Shareholders Meeting or by the Board of Directors.

CHAPTER 9 – AMENDMENTS

9-1	AMENDMENTS

~~Amendments may be made to the By-laws when the following requirements are complied with and when the proposed amendments have been previously submitted to the Board of Directors and have been included in the notice for the Meeting.~~

A.	In order to amend these By-laws, the Board of Directors must consider and approve the proposed amendments, then the resolution to amend the By-laws must be notified and included in the notice for the shareholders’ meeting, and, lastly, at said meeting, the shareholders must approve the amendments pursuant to the voting requirements set forth herein:

1.	By the affirmative vote of a majority of the issued and outstanding common shares with the right to vote present at a validly constituted meeting of shareholders, except for those cases set forth below.

2.	By the affirmative vote of three-fourths (3/4) of the issued and outstanding common shares with the right to vote, in the case of Section “B” of Article 4-1 (that no person may hold five percent (5%) or more of the voting common shares of the Corporation), Article 6-2 (that prohibits cumulative voting), and Section “B” of Article 7-1 (that establishes that the Board of Directors will be divided into three staggered groups).

3.	By the affirmative vote of a majority of the issued and outstanding common shares with the right to vote, in the case of Article 3-1 regarding authorized capital.

4.	By the affirmative vote of such amount of votes or percentage of votes required by the Articles of Incorporation if the requirements established therein are greater than those established in this Article 9-1 for any particular matter that is contained in the Articles of Incorporation as well as in the By-laws.

~~Through a resolution approved by the majority of those shares of the Corporation issued and outstanding with the right to vote which are present at a meeting validly constituted, provided, however, that the Articles 4-1, Section “A”, 6-2 and 7-1, Section “B”, shall only be amended by the affirmative vote of three fourths (3/4) of the Corporation’s voting shares issued and outstanding which are present at a meeting validly constituted.~~

B.	Amendments approved will be certified by the President and the Secretary, in triplicate, with the seal of the Corporation.

C.	The amendments to the By-laws approved by the shareholders at a meeting or by referendum will be distributed to the shareholders.

CHAPTER 10 – ADMINISTRATION

10-1	NAMING OF THE PRESIDENT OF THE CORPORATION AND HIS/HER FACULTIES

The Board of Directors will name a President to the Corporation who will be in charge of the general administration, superintendence, and management of the business of the Corporation, subject to the orders and regulations of the Board of Directors, who will fix his/her salary. The President of the Corporation will assume all other duties and responsibilities that are imposed upon him/her at the Shareholders Meetings or by the Board of Directors.

Position of the Board of Directors

The Board of Directors recommends that you vote In Favor of this Resolution.

Reasons for Voting in Favor of the Resolution

The approval of this Resolution Number 5, which proposes amendments to our By-laws, is conditioned to the approval of Resolution Number 4. Both Resolutions propose to establish that the authorized capital of Triple-S Management will be divided into two classes of common shares: (1) Voting Common Shares, which are the common shares authorized by Triple-S Management since its origins, in other words, the existing common shares, and (2) Non-Voting Common Shares, which are not available for purchase, since they will only be issued so that one or more of the voting common shares of a shareholder may be exchanged, upon his/her death, for an equal amount of non-voting common shares for the benefit of his/her heirs or surviving spouse when they are not physicians or dentists, subject to, among other requirements to be complied with, the twenty-one (21) common shares per person limit. In addition, this Resolution will include the revisions of some provisions in order to improve or correct the text or language of the By-laws.

As indicated in “Reasons for Voting in Favor of the Resolution 4,” the abovementioned is achieved by establishing that the authorized capital of Triple-S Management will be divided into two classes of common shares: Voting Common Shares and Non-Voting Common Shares, that will be issued so that the existing common shares may be exchanged for an equal amount of non-voting common shares. Therefore, these non-voting common shares will not be sold, since they shall only be issued for the benefit of the heir or surviving spouse of a shareholder when these are not physicians or dentists.

These new non-voting common shares shall have essentially all of the same rights, prerogatives, and limitations of the existing voting common shares, except for the right to attend, participate, and vote at shareholders’ meetings. A shareholder who owns non-voting common shares may be nominated to occupy a position as director of the Board as a representative of the community if such person is not a physician or dentist, but in order to qualify and perform the duties as a director, Triple-S Management must issue one voting common share to said director, pursuant to the By-laws and if he/she complies with the twenty-one (21) common shares per person limit.

In addition, these new non-voting common shares may be exchanged for voting common shares with the right to vote, attend, and participate in the shareholders’ meetings if: (1) said shareholder, who owns non-voting common shares, becomes a physician or dentist and requests the exchange of his/her non-voting common shares for voting common shares, or (2) a physician or dentist receives a donation, bequest, grant, or transfer of non-voting common shares.

Principal Effect to the Shareholders of the Amendments

The proposed new class of non-voting common shares will not affect the existing rights of the shareholders who own voting common shares, since the new class of non-voting common shares to be created will have fewer rights than the existing voting common shares presently have.

If the amendments proposed in this Resolution are approved, the composition of our class of shareholders will change, by allowing persons who are not physicians or dentists to become shareholders of Triple-S Management. Therefore, our shareholder base will be composed of: Shareholders who own Voting Common Shares and Shareholders who own Non-Voting Common Shares.

The Board of Directors encourages our shareholders to vote in favor of the proposed amendments to the By-laws in this Resolution Number 5. In this way, pursuant to the wish of a vast majority of our shareholders, their heirs and surviving spouse may preserve the participations of the existing shareholders of Triple-S Management even though they are not physicians or dentists, since they may exchange their voting common shares for non-voting common shares and, therefore, may request that Triple-S Management register the non-voting common shares in the share registry under the name of such heir or surviving spouse, who then would become shareholders who own non-voting common shares of Triple-S Management.

Effectiveness of Resolution Number 5

The effectiveness of the amendments to the By-laws proposed in this Resolution Number 5 depend and are subject to the approval of Resolution Number 4 that appears in this Proxy Statement, which proposes several parallel amendments to our Articles of Incorporation. Therefore, this Resolution Number 5 will become effective if the shareholders also approve Resolution Number 4.

However, if Resolution Number 5 and Resolution Number 4 are approved at the Annual Meeting of Shareholders on April 24, 2005, or at any postponement, recess, suspension, or adjournment of the Meeting, Resolution Number 4 will become effective when the corresponding certificate of amendment to the Articles of Incorporation is filed with the State Department of Puerto Rico, pursuant to the General Corporations Law of Puerto Rico of 1995, as amended. At this time, the Resolution Number 5 shall also become effective and as a result the Articles of Incorporation and By-laws of Triple-S Management will be amended as provided in Resolutions Number 4 and 5, respectively.

Required Vote

This Resolution will be approved if it receives the affirmative vote of three-fourths (3/4) or more of the issued and outstanding common shares with the right to vote, as provided in Section “A” of Article 9-1 of the By-laws of Triple-S Management.

SHAREHOLDERS’ PROPOSALS

The following Resolutions are proposed by Shareholders.

PROPOSAL

RESOLUTION NUMBER 6

Resolution Number 6 is presented by Leslie H. López Vélez, DDS, shareholder of Triple-S Management, to amend Articles Sixth, Seventh, and Thirteenth of the Articles of Incorporation and Articles 4-1 and 9-1 of the By-laws of Triple-S Management in order to reduce from three-fourths (3/4) to two-thirds (2/3) the amount of issued and outstanding common shares with the right to vote required to approve certain amendments to Article Sixth of the Articles of Incorporation and Article 4-1 of the By-laws.

Resolution

Be it resolved, as this Annual Meeting of Shareholders hereby resolves, today, April 24, 2005, in San Juan, Puerto Rico, to amend Articles Sixth, Seventh, and Thirteenth of the Articles of Incorporation and Articles 4-1 and 9-1 of the By-laws of Triple-S Management so that they read as follows:

ARTICLES OF INCORPORATION

SIXTH:	HOLDING OF COMMON SHARES

	A.	Only physicians and dentists shall be shareholders of the Corporation. However, it is provided that those entities, such as the College of Dental Surgeons of Puerto Rico, Bella Vista Hospital, and Menonita Hospital, among others, who acquired common shares of Triple-S, Inc., may remain as shareholders of Triple-S Management Corporation with all of the rights, preferences, privileges, and restrictions that those common shares may have, except for the right to transfer them in any manner.

	B.	No person may have more than twenty-one (21) common shares registered under his/her name on the books of the Corporation.

	C.	No person may hold five percent (5%) or more of the voting common shares registered under his/her name on the books of the Corporation, as provided in the Blue Cross and Blue Shield Association (BCBSA) license.

~~Only physicians and dentists shall be Shareholders of the Corporation. No person may own more than 21 shares, or five percent (5%) or more, of the Corporation’s voting shares issued and outstanding. However, organizations such as hospitals, laboratories, and the College of Dental Surgeons of Puerto Rico, who had originally acquired shares of the subsidiary Triple-S, Inc., can convert them into shares of this Corporation. These are: College of Dental Surgeons of Puerto Rico, Bella Vista Hospital, Mennonite Hospital, and the Central Urological Society.~~

SEVENTH:	VOTING RIGHT

	A.	Each shareholder with the right to vote on a matter will be entitled at the meetings to as many votes as common shares are registered under his/her name on the books of the Corporation.

	B.	Cumulative voting, as contemplated in the General Corporations Law of Puerto Rico, as amended, or any other law, regulation, or provision, is expressly prohibited.

 ~~Each Shareholder shall be entitled to as many votes as shares are registered in his name in the corporate books. The cumulative vote, as states in the Puerto Rico Corporations General Law or any other law, regulation or provision, is expressly prohibited.~~

THIRTEENTH:	AMENDMENTS

	A.	In order to amend these Articles of Incorporation, the Board of Directors must consider and approve the proposed amendments, then the resolution to amend the Articles of Incorporation must be notified and included in the notice of the shareholders’ meeting, and, lastly, at said meeting, the shareholders must approve the amendments with the affirmative vote of two-thirds (2/3) of the issued and outstanding common shares with the right to vote on such matter, provided that:

		1.	Article Fifth, which provides that the authorized capital may be amended through the affirmative vote of a majority of the Corporation’s issued and outstanding common shares with the right to vote on such matter.

		2.	Section “C” of Article Sixth (that no person may hold five percent (5%) or more of the voting common shares of the Corporation), Section “B” of Article Seventh (that prohibits cumulative voting), and Section “B” of Article Eleventh (that the Board of Directors shall be divided into three staggered groups), may only be amended by the affirmative vote of three-fourths (3/4) of the issued and outstanding common shares with the right to vote on such matter.

~~In order to amend these Articles of Incorporation, an affirmative vote of no less than two thirds (2/3) of the voting shares issued and outstanding, provided, however, that Article FIFTH, which provides the authorized capital, may be amended through an affirmative vote by a majority of the Corporation’s voting shares issued and outstanding, and the Articles SIXTH, SEVENTH AND ELEVENTH, Section B, shall only be amended by an affirmative vote of three fourths (3/4) of the voting shares of the Corporation issued and outstanding.~~

		B.	Despite the provisions of Chapter 9 (Sales of Assets; Dissolution) and Chapter 10 (Fusion or Consolidation) of the 1995 General Corporations Law, as amended, the approval of the transactions provided for therein shall be done through the affirmative vote of two-thirds (2/3) of the issued and outstanding common shares with the right to vote on such matter. ~~voting of the Corporation.~~

BY-LAWS

CHAPTER 4. – ON THE COMMON SHARES

4-1	HOLDING OF COMMON SHARES

~~SALE OF SHARES~~

	A.	No person may have more than twenty-one (21) common shares registered under his/her name on the books of the Corporation.

~~No person may own more than twenty-one (21) shares, or five percent (5%) or more, of the Corporation’s voting shares issued and outstanding.~~

	B.	No person may hold five percent (5%) or more of the voting common shares registered under his/her name on the books of the Corporation, as provided in the Blue Cross and Blue Shield Association (BCBSA) license.

	C.	The issuance by the Corporation or transfer, or in any manner, by the shareholders of the common shares shall be exclusively limited to physicians and dentists. However, it is provided that those entities, such as the College of Dental Surgeons of Puerto Rico, Bella Vista Hospital, and Menonita Hospital, among others, who acquired common shares of Triple-S, Inc., may remain as shareholders of Triple-S Management Corporation with all of the rights, preferences, privileges, and restrictions that those common shares may have, except for the right to transfer them in any manner.

~~The sales of shares will be exclusively limited to physicians and dentists. However, organizations such as hospitals, laboratories, and the College of Dental Surgeons of Puerto Rico, who had originally acquired shares of Triple-S, Inc., may continue as stockholders of Triple-S Management Corporation, with all the rights. In addition, the members of the Board of Directors who represent the community will be Shareholders as long as they remain on the Board.~~

D.	The Corporation will issue, free of charge, one common share to the directors of the Board who represent the community, while they continue as members of the Board, with the only purpose of qualifying them for the position of director of the Corporation. Said qualifying common share issued to the representatives of the community will automatically revert to the Corporation when they cease to be directors of the Corporation.

~~The members of the Board of Directors who represent the community, as long as they remain as members of the Board, will receive one share of the Corporation, free of charge, with the single purpose of qualifying them for the position of Director of the Corporation. Said community representatives shall return the qualifying share that had received when their duties as Directors of the Corporation end.~~

CHAPTER 9 – AMENDMENTS

9-1 AMENDMENTS

~~Amendments may be made to the By-laws when the following requirements are complied with and when the proposed amendments have been previously submitted to the Board of Directors and have been included in the notice for the Meeting.~~

A.	In order to amend these By-laws, the Board of Directors must consider and approve the proposed amendments, then the resolution to amend the By-laws must be notified and included in the notice for the shareholders’ meeting, and, lastly, at said meeting, the shareholders must approve the amendments pursuant to the voting requirements set forth herein:

1.	By the affirmative vote of a majority of the issued and outstanding common shares with the right to vote present at a validly constituted meeting of shareholders, except for those cases set forth below.

2.	By the affirmative vote of three-fourths (3/4) of the issued and outstanding common shares with the right to vote, in the case of Section “B” of Article 4-1 (that no person may hold five percent (5%) or more of the voting common shares of the Corporation), Article 6-2 (that prohibits cumulative voting), and Section “B” of Article 7-1 (that establishes that the Board of Directors will be divided into three staggered groups).

3.	By the affirmative vote of a majority of the issued and outstanding common shares with the right to vote, in the case of Article 3-1 regarding authorized capital.

4.	By the affirmative vote of such amount of votes or percentage of votes required by the Articles of Incorporation if the requirements established therein are greater than those established in this Article 9-1 for any particular matter that is contained in the Articles of Incorporation as well as in the By-laws.

~~Through a resolution approved by the majority of those shares of the Corporation issued and outstanding with the right to vote which are present at a meeting validly constituted, provided, however, that the Articles 4-1, Section “A”, 6-2 and 7-1, Section “B”, shall only be amended by the affirmative vote of three fourths (3/4) of the Corporation’s voting shares issued and outstanding which are present at a meeting validly constituted.~~

B.	The approved amendments will be certified by the President and the Secretary, in triplicate, with the seal of the Corporation.

C.	The amendments to the By-laws approved by the shareholders at a meeting or by referendum will be distributed to the shareholders.

Position of the Proposing Shareholder

The Resolution expresses the reasons why Dr. Leslie H. López Vélez proposes and endorses this Resolution.

Position of the Board or Directors

The Board of Directors recommends that you vote In Favor of this Resolution.

Article Thirteenth “A” of the Articles of Incorporation establishes that the amount of the affirmative votes required to amend it equals the affirmative votes of two-thirds (2/3) of the issued and outstanding common shares with the right to vote. However, other provisions of the Articles of Incorporation may be amended with the affirmative vote of three-fourths (3/4) of the issued and outstanding common shares with the right to vote.

The By-laws incorporate similar requirements. Article 9-1 of the By-laws also establishes that the amount of the affirmative votes required to amend it equals the affirmative vote of the majority of the issued and outstanding common shares with the right to vote. However, Section “B” of Article 4-1 may only be amended by the affirmative vote of three-fourths (3/4) of the issued and outstanding common shares with the right to vote.

There are three cases in which the affirmative vote requirement of three-fourths (3/4) of the issued and outstanding common shares with the right to vote emanate from the conditions established in the Blue Cross and Blue Shield Association (BCBSA) license. These BCBSA license requirements shall remain in the Articles of Incorporation and the By-laws. These corporate documents include provisions regarding: (1) that no person may hold five percent (5%) or more of the voting common shares of Triple-S Management, (2) that cumulative voting is prohibited, and (3) that the Board of Directors will be divided into three staggered groups, and that the affirmative vote of three-fourths (3/4) of the issued and outstanding common shares with the right to vote is needed in order to amend these provisions.

If this Resolution is approved, the provisions that require three-fourths (3/4) of the issued and outstanding common shares with the right to vote in order to amend them will only be those stated in the Articles of Incorporation and the By-laws, which contain these voting requirements pursuant to the BCBSA license. All other provisions of the Articles of Incorporation may be amended if they receive the affirmative vote of two-thirds (2/3) of the issued and outstanding common shares with the right to vote, including the provisions which establish the twenty-one (21) common shares limits per person, except for the provisions regarding authorized capital which may be amended by a majority of the issued and outstanding common shares with the right to vote.

In order to provide the shareholders with greater flexibility in the decision making processes, the Board of Directors understands the need to reduce from three-fourths (3/4) to two-thirds (2/3) of the affirmative vote in order to amend Article Sixth of the Articles of Incorporation and Article 4-1 of the By-laws, except for the requirement that states that no person may hold five percent (5%) or more of the voting common shares of Triple-S Management.

Effectiveness of Resolution Number 6

If this Resolution Number 6 is approved at the Annual Meeting of Shareholders on April 24, 2005, or at any postponement, recess, suspension, or adjournment of said Meeting, this Resolution will be effective upon the filing of the corresponding Certificate of Amendment to the Triple-S Management’s Articles of Incorporation at the State Department of Puerto Rico, as required by the General Corporation’s Law of Puerto Rico of 1995, as amended. Articles Sixth, Seventh, and Thirteenth of the Articles of Incorporation and Articles 4-1 and 9-1 of the By-laws of Triple-S Management will read as provided in this Resolution Number 6.

If our shareholders approve Resolution Number 6 and Resolutions Number 4 and 5 at the Annual Meeting of Shareholders on April 24, 2005 or at any postponement, recess, suspension, or adjournment of said Meeting, Resolution Number 6 will not be effective. This is due to the fact that Resolution Number 6 as well as Resolutions Number 4 and 5 propose to amend Articles Sixth, Seventh, and Thirteenth of the Articles of Incorporation and Articles 4-1 and 9-1 of the By-laws of Triple-S Management. Since the effectiveness of Resolution Number 5 depends upon the approval and effectiveness of Resolution Number 4, the Board of Directors informs you that Resolution Number 4 shall be effective upon the filing of the corresponding Certificate of Amendment to the Triple-S Management’s Articles of Incorporation at the State Department of Puerto Rico. At this time, the amendments indicated in Resolutions Number 4 and 5 shall be incorporated into the Articles of Incorporation and By-laws of Triple-S Management.

However, if Resolutions 4 and 5 are approved after the approval of Resolution Number 6, the Articles of Incorporation and By-laws will read as provided in Resolutions Number 4 and 5, respectively, and their effectiveness shall be prospective. Said amendments shall be made after the corresponding Certificate of Amendment to the Triple-S Management’s Articles of Incorporation is filed at the State Department so that Resolution Number 4 becomes effective, which also depends on the approval of Resolution Number 5.

Required Vote

This Resolution will be approved if it receives the affirmative vote of three-fourths (3/4) or more of the issued and outstanding common shares with the right to vote, pursuant to Article Thirteenth of the Articles of Incorporation of Triple-S Management.

OTHER MATTERS

The Board of Directors is not aware of any other business that may come before the Annual Meeting, other than the matters indicated in this Proxy Statement. However, the Board of Directors hereby notifies shareholders that if the amount of issued and outstanding shares required to consider and vote for any of the proposals are not registered at the Annual Meeting on April 24, 2005, it intends to request an adjournment of the meeting, only in respect to such proposals, in order to solicit additional proxies in favor of them. In such event, shareholders will consider and vote only for those proposals (including the election of five (5) nominees to serve as members of the Board of Directors) for which the minimum amount of issued and outstanding shares that are required for their consideration are registered on the date of the Annual Meeting. After the voting of the proposals takes place and the results of the vote are announced to the shareholders, the Board of Directors will proceed to request the adjournment of the Annual Meeting.

In the event the shareholders approve the adjournment of the Annual Meeting, the Board of Directors will convene the adjourned Annual Meeting at a later date, and shareholders may, on such date, consider and vote on any of the remaining proposals contained in this Proxy Statement.

The Board of Directors informs you that if any matter, other than those indicated above, should come before the Annual Meeting, or any postponement, recess, suspension, or adjournment of the same, Proxies solicited hereby will be voted according to the best judgment of the Board of Directors.

SHAREHOLDERS’ COMMUNICATIONS

Board Member’s Attendance at Annual Meeting

Triple-S Management strongly encourages its Directors to attend all Annual or Special Meetings of Shareholders. It is Triple-S Management’s policy that Board members attend the Annual or Special Meetings of Shareholders unless health, family, or other important personal matters prevent such attendance.

All members of the Board of Directors attended Triple-S Management’s Annual Meeting of Shareholders held on April 25, 2004.

Communications to the Board Members

Any shareholder who wishes to communicate with any of the Directors regarding matters related to the Corporation may provide correspondence to the Board of Directors at Triple-S Management Corporation.

The communication may be delivered in person or by messenger at the following address: Office of the Secretary of the Board of Directors, Triple-S Management Corporation Principal Office Building, 1441 FD Roosevelt Avenue, Sixth Floor, San Juan, Puerto Rico 00920. The shareholder may also send the communication by fax at (787) 749-4191 or (787) 706-4023, or by mail at the Office of the Secretary of the Board of Directors, Triple-S Management Corporation, PO Box 363628, San Juan, Puerto Rico 00936-3628.

On November 2003, Triple-S Management established a Shareholders’ Service and Relations Office, located on the sixth floor of the Triple-S Management Corporation’s Principal Office Building at 1441 FD Roosevelt Avenue, San Juan, Puerto Rico. This Office provides information and assistance to Triple-S Management’s shareholders.

The Board will give appropriate attention to written communications that are submitted by the shareholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by Committee Charters and subject to any required assistance or advice from legal counsel, the Chairman of the Board of Directors of Triple-S Management is responsible for monitoring communications from shareholders and for providing copies or summaries of such communications to the other Directors as he considers appropriate.

Communications are forwarded to all Directors if they relate to important substantive matters or include suggestions or comments that the Chairman of the Board of Directors of Triple-S Management considers important for Directors to know. In general, communications related to corporate governance and long-term corporate strategy are more likely to be forwarded than communications related to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The Board of Directors has adopted this shareholders’ communication process to ensure effective communication with the shareholders.

PROPOSALS OF SHAREHOLDERS TO BE PRESENTED
AT THE 2006 ANNUAL MEETING OF SHAREHOLDERS

Shareholders’ proposals intended to be presented at the 2006 Annual Meeting of Shareholders must be received by the Secretary of the Board of Directors not later than December 1, 2005.

If the proposal meets the applicable legal and statutory requirements, it will be included in the Board of Directors’ Proxy Statement for the 2006 Annual Meeting of Shareholders.

If a shareholder who otherwise desires to present a proposal at the 2006 Annual Meeting of Shareholders does not notify the Board of Directors of Triple-S Management of its intent to do so on or before February 14, 2006, then the proposal will be untimely, and the proxy holders will be able to vote on the proposal according to their best judgment.

The proposals may be delivered in person or by messenger at the following address: Office of the Secretary of the Board of Directors, Triple-S Management Corporation Principal Office Building, 1441 FD Roosevelt Avenue, Sixth Floor, San Juan, Puerto Rico 00920. The shareholder may also send the proposal by fax at (787) 749-4191 or (787) 706-4023, or by mail to the Office of the Secretary of the Board of Directors, Triple-S Management Corporation, PO Box 363628, San Juan, Puerto Rico 00936-3628.

San Juan, Puerto Rico	By Order of the Board of Directors
March 24, 2005

Fernando J. Ysern-Borrás, MD Chairman of the Board of Directors	Jesús R. Sánchez-Colón, DMD Secretary of the Board of Directors

APPENDIX A

NOMINATIONS COMMITTEE CHARTER

On November 28, 2003, the Security and Exchange Commission (SEC) published in the Federal Register Disclosure Rules regarding Nominating Committee Functions, which are effective since January 31, 2004. One of these rules requires Triple-S Management Corporation to disclose in its proxy statement a copy of the Nominations Committee Charter as an appendix to the proxy statement at least once every three years.

A.	Name

The Committee’s name is the Nominations Committee.

B.	Purpose

1.	The Nominations Committee’s mission is to ensure that the Board of Directors has the plans, procedures, and resources needed to identify, recruit, and retain qualified Directors and the President and Chief Executive Officer (CEO).

2.	The Nominations Committee’s purpose is to:

a.	Recommend to the Board of Directors the best qualified candidates that can be members of the Board of Directors and to fill any vacancy that arises therein.

b.	Develop and periodically review the qualities that any candidate to be named to the Board of Directors should have.

c.	Recommend to the Board of Directors the best qualified candidates to occupy the position of President of the Corporation.

d.	Evaluate annually, or as often as deemed appropriate, the Directors’ performance pursuant to the criteria and objectives that, from time to time, the Board of Directors establishes.

C.	Committee’s Membership and Procedures

1.	The Committee shall consist of seven (7) or more Directors of the Board of Directors of Triple-S Management, as determined by said Board.

2.	The Board of Directors shall appoint the members of this Committee, one of which shall be the Chairperson of the Board.

3.	The Chair of this Committee shall be appointed by the Directors who are members of the Committee.

4.	Each member of this Committee shall comply with the independence requirements adopted and approved by the Board of Directors of Triple-S Management.

5.	The Committee shall have a balance between representatives of the community and medical doctors or dentists.

6.	The President of Triple-S Management shall not be a member of the Committee, since Blue Cross and Blue Shield Association (BCBSA), of which Triple-S Management is a member, prohibits the President to be a member of this Committee.

7.	The Board of Directors of Triple-S Management shall fill vacancies as they arise, unless otherwise provided in the By-laws of Triple-S Management or in this Charter.

8.	The members of the Committee shall hold office from the date of designation until their successors are appointed and qualified, until such members’ resignation, or until such members’ terms as directors expire.

9.	The Board of Directors of Triple-S Management may remove any members of this Committee, with or without cause, by the affirmative vote of a majority of the members of the Board of Directors of Triple-S Management, unless otherwise provided in the By-laws of Triple-S Management or in this Charter.

10.	The Committee shall meet at least once a year, and as many times as deemed necessary.

11.	The Committee’s Chair, or the person so designated, shall notify the members of the Committee of the place, date, and time of the meetings of the Committee on a timely basis, as well as prepare and submit the agenda, reports, and documents required for each meeting of the Committee.

12.	A majority of the total number of the Committee’s members, present at any duly authorized meeting of the Committee, shall constitute a quorum.

13.	The Committee’s decisions shall be approved by the affirmative vote of a majority of the members of the Committee present at the meeting in which the decision is considered

14.	Except for a provision stating the contrary in the Articles of Incorporation, the By-laws of Triple-S Management or the Puerto Rico General Corporations Law of 1995, as amended, any action or agreement required or permitted to be taken in any meeting of the Committee, may be executed without the need of a meeting if all of the members of the Committee approve on it in writing and said written approval or approvals are submitted and incorporated in the records of the meetings of the Committee.

15.	Members of the Committee may participate in any meeting of the Committee by means of a conference call or similar communications equipment, as determined by the Chair, by means of which all persons participating in the meeting can communicate with each other.

16.	The Chair of the Committee may convene special meetings, as deemed necessary.

17.	The Chair of the Committee shall preside over the meetings of the Committee and shall inform the Board of Directors of Triple-S Management of the actions taken by the Committee.

18.	The Committee shall keep records of their meetings, indicating which members of the Committee were present, and summarizing the decisions, recommendations and agreements reached.

19.	The Committee may invite such members of management to its meetings as it may deem desirable or appropriate.

20.	The compensation of Committee members shall be as determined by the Board of Directors of Triple-S Management.

D.	Committee’s Authority and Responsibilities

1.	The Committee shall discharge its responsibilities and shall assess the information provided by the Corporation’s management in accordance with its best judgment.

2.	The Committee will identify the individuals who are best qualified to become members of the Board of Directors, and will present to the Board the potential candidates to be nominated by the Board at the Shareholders Annual Meetings, as well as those who might occupy any vacancies in the Board that might arise for any reason.

3.	The Committee will develop and periodically review qualifying criteria to be Directors of the Board, and will be responsible to seek, interview, and recommend those best qualified potential candidates to be members of the Board. Throughout this process, the Committee may verify that the selected individuals are informed of Triple-S Management’s standards of ethical norms and the nature of their responsibilities, and demonstrate the following specific qualities or skills: (a) experience or relevant knowledge, (b) time availability and commitment to carry out the duties and responsibilities encompassing such position, (c) good reputation, (d) analytical thinking, (e) ability to work as a team, (f) independent judgment, and (g) ability to verbalize and present ideas in a rational and eloquent fashion. In addition, the Nominations Committee may include other requirements which it may deem necessary to strengthen Triple-S Management, including the needs of Triple-S Management as vacancies occur. In this way Triple-S Management will be complying with good corporate governance practices.

4.	The Committee will also ensure that Board’s nominees meet all legal, regulatory and statutory requirements that apply to Triple-S Management.

5.	The Committee will annually evaluate, or as often as deemed appropriate, the Directors’ performance, as well as their qualifications and skills for the position pursuant to the criteria and objectives that, from time to time, the Board of Directors establishes. The Committee shall inform the results of their evaluation, as well as their recommendations to the Board of Directors.

6.	The Committee will recommend to the Board of Directors candidates to occupy the position of President of Triple-S Management.

7.	The Committee will have the authority to hire and terminate the services of any professional third party search firm to identify potential candidates for the position of Director, and to any other position it is given the task to recommend, and will have exclusive authority to approve fees and other contract terms with the professional third party search firm.

8.	The Committee shall perform any other activities consistent with the best practices of good corporate governance, this Charter, the By-laws of Triple-S Management, and applicable laws, as long as the Committee or the Boards of Directors of the Corporation deem necessary or appropriate.

9.	The Committee shall submit its reports to the Board of Directors of Triple-S Management about its activities, issues, and related recommendations.

10.	The Committee shall review any other reports that the Board of Directors of Triple-S Management issues related to Committee responsibilities.

11.	The Committee shall annually review and assess the Committee’s performance and confirm that those responsibilities undertaken by the Committee have been carried out.

12.	The Committee may, in its discretion, create subcommittees and delegate authority to them, as it deems necessary.

E.	Review and Approval

1.	The Committee shall periodically review and assess the adequacy and effectiveness of this Charter in order to recommend the necessary changes to achieve its purposes.

2.	The Committee shall present such amendments to the consideration and the approval of the Board of Directors of Triple-S Management.

3.	This Charter shall be effective immediately after its approval by the Board of Directors of Triple-S Management.

4.	The Secretary of the Board of Directors of Triple-S Management will certify this Charter with his or her signature and the Corporate Seal of Triple-S Management, indicating the date it was approved or amended.

5.	This Charter was approved by the Board of Directors of Triple-S Management on April 30, 2003.

6.	The Charter’s amendments were approved by the Board of Directors of Triple-S Management on February 26, 2004 and February 22, 2005.

APPENDIX B

AUDIT COMMITTEE CHARTER

SEC Release No. 34-42266 (effective January 31, 2000) requires companies to disclose in their proxy statement a copy of the Audit Committee Charter as an appendix to the proxy statement at least once every three years.

A.	Purpose

The primary purpose of the Audit Committee (the Committee) of the Board of Directors of Triple-S Management Corporation (the Board) is to assist the Board of Directors of Triple-S Management Corporation and each of the subsidiaries (hereinafter collectively referred to as the Corporation) in fulfilling their oversight responsibilities for the:

•	External financial reporting process, including the preparation of the Corporation’s financial statements and the independent audit thereof.

•	System of internal control over financial reporting process.

•	Internal and external audit processes.

•	Corporation’s process for monitoring legal and regulatory compliance.

•	Appointment of the Vice-President of the Internal Audit Office when such position is vacant.

B.	Committee’s Oversight Function

•	The Management of the Corporation is responsible for the preparation, presentation, and integrity of the Corporation’s financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles, policies, and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations.

•	The Internal Audit Office is responsible for examining and evaluating the adequacy and effectiveness of the internal control systems of the Corporation or its Subsidiaries to ensure (1) the reliability and integrity of information, (2) compliance with the Corporation’s policies, plans, and procedures, as well as applicable laws and regulations, (3) the safekeeping of assets, and (4) the economical and efficient use of resources.

•	The External Auditors are responsible for planning and carrying out a proper audit of the Corporation’s annual financial statements prior to their issuance and filing with the Securities and Exchange Commission, the review of each quarterly report on Form 10-Q, and other procedures.

The members of the Committee are not full-time employees of the Corporation. While some of them may be accountants or auditors by profession, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on the following:

•	The integrity of those persons and organizations within and outside the Corporation from which it receives information,

•	The accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and

•	The accuracy of the representations made by management as to any information technology, internal audit, and other non-audit services provided by the external auditors to the Corporation.

The external auditors shall annually submit to the Audit Committee, for its review and approval, a formal written statement of the fees to be billed for each of the following categories of services to be rendered by the external auditors: (1) the audit of the Corporation’s annual financial statements and reviews of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q for the next fiscal year, (2) Audit related Fees, (3) Income Tax related Fees, (4) information technology consulting services in the aggregate and for each service (each separately identifying fees for such services relating to financial information systems design and implementation), and (5) all other services to be rendered by the external auditors in the aggregate and by each service.

The Committee may communicate directly with the Boards of Directors of each of the Subsidiaries and require corrective action plans for recommendations included in reports submitted by the Internal or External Auditors, as well as any other matter that is brought to the attention of the Committee.

The Committee must provide an open avenue of communication among External Auditors, financial and senior management, the Internal Audit Office, and the Board.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage External Auditors for special audits, reviews, and other procedures and to retain special counsel and other experts, consultants, or advisors.

C.	Composition of the Audit Committee

The Committee shall be comprised of five or more independent Directors. The Board of Directors of Triple-S Management Corporation will appoint Committee members. The Chair of the Committee shall be appointed by the members of the Committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member shall be an expert in accounting or related financial management experience and qualify as an Audit Committee Financial Expert, as defined by the Securities and Exchange Commission.

No member of the Committee shall be an officer or employee of the Corporation or its subsidiaries, or have any relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of the member and shall otherwise satisfy the applicable independence requirements under the rules of the New York Stock Exchange, as such requirements are interpreted by the Board in its business judgment.

The Committee must work closely and cooperatively with management, on which it relies for information and resources. Nevertheless, the Committee must remain at arm’s length from the operations so that it can be independent in its judgments and decisions, and can pursue its responsibilities without undue influence.

The Committee shall meet at least once every three months or more frequently, as circumstances dictate. The Committee will invite members of management, auditors, or others to attend meetings and provide pertinent information, as necessary. The Committee shall meet in separate executive sessions at least annually with Management, the Vice-President of the Internal Audit Office and the external auditors to discuss any matters that the Committee or each of these groups believes should be discussed privately.

Members of the Committee may participate in any meeting thereof by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can communicate with each other. A quorum shall consist of a majority of the members of the Committee. The decisions of the Committee shall be adopted by the affirmative vote of a majority of the members of the Committee present at the meeting in which the decision is considered.

D.	Responsibilities and Duties

To fulfill its responsibilities and duties the Committee shall:

1.	External Financial Reporting Process

a.	Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, and recent professional and regulatory pronouncements, and understand their impact on the financial statements.

b.	Review with management and the external auditors the results of the audit, including any difficulties encountered.

c.	Review the annual financial statements, and consider whether they are complete and reflect appropriate accounting principles, based on the discussion with management and external auditors.

d.	Review other sections of the annual report and related regulatory filings before release, and consider the accuracy and completeness of the information.

e.	Review with management and the external auditors all matters required to be communicated to the Committee under U.S. Generally Accepted Auditing Standards.

f.	Understand how management develops interim financial information, and the nature and extent of internal and external auditor’s involvement.

g.	Review and discuss with management and the external auditors the annual audited financial statements and quarterly non-audited financial statements.

h.	Review and discuss the annual and quarterly reports, including the Corporation disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with management and the external auditors before filing with regulators, and consider whether they are complete and consistent based on the discussion with management and the external auditors.

i.	Discuss with the Corporation’s legal counsel any significant legal matters that may have a material effect on the financial statements and the Corporation’s policy, including material notices to or inquiries received from governmental entities.

2.	System of internal control over financial reporting process

a.	Consider the effectiveness of the Corporation’s internal control over annual and interim financial reporting, including information technology security and control.

b.	Understand the scope of the internal and external auditor’s review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

3.	Internal and External Audit Processes

a.	Internal Audit

(1)	Appoint or terminate the Vice-President of the Internal Audit Office.

(2)	Review with management and the Vice-President of the Internal Audit Office the charter, plans, activities, staffing, and organizational structure of the internal audit function.

(3)	Ensure there are no unjustified restrictions or limitations to their scope.

(4)	Review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors’ Standards for the Professional Practice of Internal Auditing.

b.	External Audit

(1)	Appoint or terminate the engagement with the external auditors.

(2)	Oversee the work of External Auditors, including the resolution of disagreements with Management.

(3)	Review the external auditors’ proposed audit scope and approach, including coordination of audit efforts with internal audit.

(4)	All auditing services (including underwriting comfort letters or statutory audits required for insurance companies) and non-audit services must be pre-approved by the Committee. Pre-approval is not required for non-auditing services if: (a) the aggregate dollar value of such services does not exceed five percent of the total fees paid by the Corporation to the external auditors during the fiscal year in which the non-audit services are provided, (b) such services were not recognized by the Corporation at the time of the engagement to be non-audit services, and (c) such services are promptly brought to the attention of and approved by the Committee prior to the completion of the audit.

(5)	Ensure that the external auditors prepare and deliver annually a Statement as to Independence (it being understood that the external auditors are responsible for the accuracy and completeness of this Statement), to be discussed with the external auditors any relationships or services disclosed in this Statement that may affect the objectivity and independence of the external auditors, and to recommend that the Board take appropriate actions in response to this Statement to satisfy itself of the independence of the external auditors.

(6)	Obtain from the external auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934, as amended.

(7)	Discuss with the external auditors:

(a)	All critical accounting policies and practices.

(b)	All alternative treatments of financial information within Generally Accepted Accounting Principles that have been discussed with Management.

(c)	Other material communications between the independent auditor and Management, including but not limited to the Management letter and schedule of unadjusted differences.

4.	Corporation’s Process for Monitoring Compliance with Laws and Regulations

a.	Receive and review reports from Compliance Officers of the Corporation.

b.	Review the effectiveness of the system for monitoring compliance with the laws and regulations, and the results of management’s investigation and follow-up (including disciplinary action) of any instances of non-compliance.

c.	Receive and review reports for any investigation, examination or audits by regulatory agencies.

d.	Obtain regular updates from management and the Corporation’s legal counsel regarding compliance matters.

5.	Other Responsibilities

a.	Regularly report to the Board about Committee activities, issues, and related recommendations.

b.	Provide an open avenue of communication among internal auditors, the external auditors, and the Board.

c.	Review any other reports the Corporation issues related to Committee responsibilities.

d.	Perform other activities related to this charter as requested by the Board.

e.	Institute and oversee special investigations as needed.

f.	Annually review and assess the adequacy of the Committee Charter, requesting Board approval for proposed changes.

g.	Prepare any report or other disclosures, including any recommendation of the Committee, required by the rules of the Securities and Exchange Commission to be included in Triple-S Management’s annual proxy statement.

h.	Confirm annually that all responsibilities outlined in this Charter have been carried out.

i.	The Board will evaluate the Committee’s and individual members’ performance on a regular basis.

j.	The Committee shall perform an evaluation of its performance at least annually.

k.	The Committee shall receive, retain, and treat complaints, including confidential information, regarding questionable accounting, internal control or auditing matters, and shall establish procedures for so doing.

E.	Approval

1.	This Charter has been reviewed by the Committee and approved by the Board of Directors of Triple-S Management Corporation to establish the purpose of the Audit Committee of the Board of Directors, and to specify its objectives and responsibilities.

2.	This Charter was approved by the Board of Directors of Triple-S Management Corporation on October 3, 2002. Its amendments were approved by the Board on February 26, 2004 and February 22, 2005.

PROXY FORM OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS OF TRIPLE-S MANAGEMENT CORPORATION
TO BE HELD ON SUNDAY, APRIL 24, 2005

The Board of Directors of Triple-S Management Corporation solicits this Proxy.

The undersigned, Shareholder of Triple-S Management Corporation (“Triple-S Management”), hereby appoints Dr. Fernando J. Ysern-Borrás, Dr. Valeriano Alicea-Cruz, Mr. José Arturo Álvarez-Gallardo, Mr. Mario S Belaval, Dr. Arturo R. Córdova-López, Ms. Carmen Ana Culpeper-Ramírez, Dr. Porfirio E. Díaz-Torres, Mr. Manuel Figueroa-Collazo, Mr. Vicente J. León-Irizarry, Dr. Fernando L. Longo-Rodíguez, Dr. Wilfredo López-Hernández, Dr. Manuel A. Marcial-Seoane, Mr. Miguel Nazario-Franco, Mr. Juan E. Rodríguez-Díaz, Dr. Wilmer Rodríguez-Silva, Mr. Ramón M. Ruiz-Comas, Dr. Jesús R. Sánchez-Colón, Ms. Adamina Soto-Martínez, and Mr. Manuel Suárez-Méndez, or any one of them, each with full power of substitution, to be the proxy holder, to represent the undersigned, and to vote and act with respect to all shares that the Shareholder would be entitled to vote, at the Annual Shareholders Meeting of Triple-S Management to be held on Sunday, April 24, 2005 at 9:00 am at the Condado Plaza Hotel in San Juan, Puerto Rico, or at in any adjournment, recess, or deferment thereof, on all matters which come at the Annual Meeting, and on any other business that may come before the Annual Meeting, with all powers the undersigned would possess if personally present.

The matters to be considered at the Annual Meeting are described in this Proxy Form and are discussed in detail in the Proxy Statement attached hereto. The Proxy Statement is incorporated herein by reference. This Proxy replaces any other proxy granted previously by the undersigned. The undersigned instructs the abovementioned proxy holders, any one of them or their substitutes, to vote in the manner indicated herein with regards to the matters to be considered at the Annual Meeting. If the undersigned does not indicate any choice of vote with regards to the Election of Directors Proposal and Resolutions 1, 2, 3, 4, 5, and 6, the Board of Directors will vote IN FAVOR of the candidates nominated for of the Election of Directors and Resolutions 1, 2, 3, 4, 5, and 6, and in respect to any other business before the Annual Meeting, according to their best judgment.

The Board of Directors is not aware of any other business that may come before the Annual Meeting, other than the matters indicated in this Proxy Statement. However, the Board of Directors hereby notifies shareholders that if the amount of issued and outstanding shares required to consider and vote for any of the proposals are not registered at the Annual Meeting on April 24, 2005, it intends to request an adjournment of the meeting, only in respect to such proposals, in order to solicit additional proxies in favor of them. In such event, shareholders will consider and vote only for those proposals (including the election of five (5) nominees to serve as members of the Board of Directors) for which the minimum amount of issued and outstanding shares that are required for their consideration are registered on the date of the Annual Meeting. After the voting of the proposals takes place and the results of the vote are announced to the shareholders, the Board of Directors will proceed to request the adjournment of the Annual Meeting.

In the event the shareholders approve the adjournment of the Annual Meeting, the Board of Directors will convene the adjourned Annual Meeting at a later date, and shareholders may, on such date, consider and vote on any of the remaining proposals contained in this Proxy Statement. The Board of Directors informs you that if any matter, other than those indicated above, should come before the Annual Meeting, or any postponement, recess, suspension, or adjournment of the same, Proxies solicited hereby will be voted according to the best judgment of the Board of Directors.

The Board of Directors urges shareholders to complete the Proxy Form attached hereto. However, the Puerto Rico General Corporations Law of 1995, as amended, affords every shareholder of a corporation organized under said statute the right to be represented at a shareholders’ meeting by completing any document (proxy), if and when said document (proxy) complies with the requirements set forth in said law. PLEASE INDICATE YOUR VOTE IN THE PROVIDED SPACES.

PLEASE SIGN, DATE, AND DELIVER THE PROXY

In Person or By Messenger:
Office of the Secretary of the Board of Directors
Triple-S Management Corporation Principal Office
1441 FD Roosevelt Avenue, Sixth Floor
San Juan, Puerto Rico 00920.

By Mail:
Office of the Secretary of the Board of Directors
Triple-S Management Corporation
PO Box 363628
San Juan, Puerto Rico 00936-3628.

By Fax:
(787) 749-4191 or (787) 706-4023

PROXY FORM OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
TRIPLE-S MANAGEMENT CORPORATION TO BE HELD ON SUNDAY, APRIL 24, 2005

ELECTION OF DIRECTORS:	(1) Arturo R. Córdova-López, MD (physician); (2) José Hawayek-Alemañy, MD (physician); (3) Wilfredo López-Hernández, MD (physician): (4) Wilmer Rodríguez-Silva, MD (physician); and (5) Adamina Soto-Martínez, CPA, (community representative)

[___]	VOTE FOR all nominees

[___]	VOTE WITHHELD FOR all nominees

[___]	VOTE FOR ALL, EXCEPT for the following nominee(s):

(If you want, you can write in the provided space the name of any nominee for whom you do not wish to vote.)

Proposal	Yes	No	Abstain

Resolution Number 1 is presented by the Board of Directors of Triple-S Management to amend Article 5-1 of the By-laws of Triple-S Management to establish that the Annual Meeting of Shareholders may take place on the last Sunday of the month of April of each year, or, as an exception, at such other date which is closest to the last Sunday of the month of April as determined by the Board due to any legal requirement applicable to Triple-S Management.

Resolution Number 2 is presented by the Board of Directors of Triple-S Management to amend Article 9-1 of the By-laws of Triple-S Management to harmonize its language with the Articles of Incorporation regarding the amount of issued and outstanding common shares with the right to vote required in order to approve certain amendments to the By-laws.

Resolution Number 3 is presented by the Board of Directors of Triple-S Management to amend Article Eighth of the Articles of Incorporation and Articles 4-2 and 4-3 of the By-laws of Triple-S Management to allow the transfer to any physician or dentist of one or more common shares of a shareholder, during his/her lifetime or upon his/her death, if no kind of payment, service, obligation, or other inducement has been or will be provided or rendered, and if said physician or dentist complies with the twenty-one (21) common shares limit requirement.

Resolution Number 4 is presented by the Board of Directors of Triple-S Management to amend and renumber Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, and Thirteenth of the Articles of Incorporation of Triple-S Management to establish that the authorized capital of Triple-S Management will be divided into two classes of common shares: (1) Voting Common Shares, which are the common shares authorized by Triple-S Management since its origins, in other words, the existing common shares, and (2) Non-Voting Common Shares, which are not available for purchase, since they will only be issued so that one or more of the voting common shares of a shareholder may be exchanged, upon his/her death, for an equal amount of non-voting common shares for the benefit of his/her heirs or surviving spouse when they are not physicians or dentists, subject to, among other requirements to be complied with, the twenty-one (21) common shares per person limit. In addition, this Resolution will include the revisions of some provisions in order to improve or correct the text or language of the Articles of Incorporation.

Resolution Number 5 is presented by the Board of Directors of Triple-S Management to amend Chapters 1, 2, 3, 4, 5, 6, 7, 8, 9, and 10 of the By-laws of Triple-S Management to establish that the authorized capital of Triple-S Management will be divided into two classes of common shares: (1) Voting Common Shares, which are the common shares authorized by Triple-S Management since its origins, in other words, the existing common shares, and (2) Non-Voting Common Shares, which are not available for purchase, since they will only be issued so that one or more of the voting common shares of a shareholder may be exchanged, upon his/her death, for an equal amount of non-voting common shares for the benefit of his/her heirs or surviving spouse when they are not physicians or dentists, subject to, among other requirements to be complied with, the twenty-one (21) common shares per person limit. In addition, this Resolution will include the revisions of some provisions in order to improve or correct the text or language of the By-laws.

Resolution Number 6 is presented by Leslie H. López Vélez, DDS, shareholder of Triple-S Management, to amend Articles Sixth, Seventh, and Thirteenth of the Articles of Incorporation and Articles 4-1 and 9-1 of the By-laws of Triple-S Management in order to reduce from three-fourths (3/4) to two-thirds (2/3) the amount of issued and outstanding common shares with the right to vote required to approve certain amendments to Article Sixth of the Articles of Incorporation and Article 4-1 of the By-laws.

This Proxy is executed on the date indicated below and is valid for the Annual Shareholders Meeting of Triple-S Management, to be held on Sunday, April 24, 2005, or at any adjournment, recess, or deferment thereof.

In witness whereof, I sign this Proxy on this ___day of ____________2005.

Signature of the Shareholder	Amount of Shares

Name of the Shareholder	Number of Participant in Triple-S, Inc.